                       NATIONSBANC MONTGOMERY SECURITIES

                     NationsBanc Montgomery Securities LLC

                                                         BANK OF AMERICA. [LOGO]
--------------------------------------------------------------------------------

CMBS NEW ISSUE TERM SHEET



NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-SL
CLASS A-1, A-2, A-3, A-4, A-5, A-6, A-1V, B, C, & D CERTIFICATES
$1,097,385,138 (APPROXIMATE)



May 1999
--------------------------------------------------------------------------------







                     NATIONSBANC MONTGOMERY SECURITIES LLC
--------------------------------------------------------------------------------

This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-SL
CLASS A-1, A-2, A-3, A-4, A-5, A-6, A-1V, B, C, & D CERTIFICATES
$1,097,385,138 (APPROXIMATE)

STRUCTURE OVERVIEW

                                        APPROXIMATE                                                                       PRINCIPAL
          EXPECTED                     PERCENTAGE OF   INITIAL     TARGET                      AVERAGE      MODIFIED      WINDOW TO
           RATINGS       APPROXIMATE    INITIAL POOL    CREDIT     CREDIT                      LIFE(5)   DURATION(5)(6)  MATURITY(5)
CLASS  (FITCH/MOODY'S)     SIZE(1)        BALANCE      SUPPORT   SUPPORT(2)   DESCRIPTION      (YEARS)      (YEARS)        (MONTHS)
------------------------------------------------------------------------------------------------------------------------------------
 A-1      AAA/Aaa       $263,622,015      22.281%       18.00%     21.00%      Fixed Rate       0.80          0.75          1 -  21
 A-2      AAA/Aaa         77,490,356       6.549        18.00      21.00       Fixed Rate       2.00          1.82         21 -  31
 A-3      AAA/Aaa         41,881,501       3.540        18.00      21.00       Fixed Rate       3.00          2.64         31 -  42
 A-4      AAA/Aaa        101,735,385       8.599        18.00      21.00       Fixed Rate       5.00          4.09         42 -  81
 A-5      AAA/Aaa         70,155,681       5.929        18.00      21.00       Fixed Rate       7.31          5.53         81 -  96
 A-6      AAA/Aaa         85,317,173       7.211        18.00      21.00    Fixed Rate (NAS)    5.48          4.43         26 -  95
A-1V      AAA/Aaa        329,992,835      27.891        18.00      21.00     Variable Rate(1)   3.13          2.70          1 - 100
   B       AA/Aa2         47,326,583       4.000        14.00      17.00      Fixed Rate(1)     5.41          4.21         26 - 104
   C        A/A2          41,410,760       3.500        10.50      13.50       Fixed Rate(1)    5.54          4.24         26 - 108
   D      BBB/Baa2        38,452,849       3.250         7.25      10.25      Fixed Rate(1)     5.65          4.15         26 - 111
NON-OFFERED CERTIFICATES
   E      BBB-/NR         20,705,380       1.750         5.50       8.50      Fixed Rate(l)     5.72          4.29         26 - 112
   F       BB/NR          47,326,583       4.000         1.50       4.50      Fixed Rate(1)     5.88          4.11         26 - 125
   G       BB-/NR         17,747,469       1.500         0.00       3.00       Fixed Rate(1)    6.29          4.09         26 - 134
   X         NR             Notional       0.000         0.00       0.00        Residual

              PRINCIPAL        ASSUMED
              WINDOW TO         FINAL        RATED FINAL
               CALL(3)        SCHEDULED      DISTRIBUTION
CLASS         (MONTHS)     PAYMENT DATE(5)       DATE
---------------------------------------------------------
 A-1           1 -  21       02/10/2001       11/10/2030
 A-2          21 -  31       12/10/2001       11/10/2030
 A-3          31 -  42       11/10/2002       11/10/2030
 A-4          42 -  81       02/10/2006       11/10/2030
 A-5          81 -  96       05/10/2007       11/10/2030
 A-6          26 -  95       04/10/2007       11/10/2030
A-1V           1 - 100       09/10/2007       11/10/2030
   B          26 - 104       01/10/2008       11/10/2030
   C          26 - 108       05/10/2008       11/10/2030
   D          26 - 108       08/10/2008       11/10/2030
NON-OFFERED CERTIFICATES
   E          26 - 108       09/10/2008       11/10/2030
   F          26 - 108       10/10/2009       11/10/2030
   G          26 - 108       07/10/2010       11/10/2030
   X

(1)  Subject to a variance of plus or minus 5%.
(2) Includes 3.00% OC Target. There will be no initial OC, building to 3.00% of the Aggregate Cut-off Date Balance. After the Step-Down Period (month
     25) the size of the OC amount will be based upon the fulfillment of class Target Credit Support Percentages which are equal to the Step-Down Factor (1.5) times the Initial Credit Support times the unpaid principal balance of the Mortgage Loans, subject to an OC Floor of 1.00% of the Aggregate Cut-off Date Balance.
(3)  Principal window is computed based on 5% clean-up call.
(4)  Subject to an Available Funds Cap.
(5) Based upon pricing assumptions including 12% CPR on the Fixed Rate Mortgage Loan Group, 16% CPR on the Adjustable Rate Mortgage Loan Group, and no call.
(6)  Based upon a par price for all Offered Certificates.

Fixed Rate Certificates:

1. Classes A-1 through A-6, B, C, D, E, F, and G (the Fixed Rate Classes) pay principal in relation to the Fixed Rate Mortgage Loan Group.

2. The Fixed Rate Classes are payable monthly starting 6/10/99 with fixed pass-through rates calculated on a (30/360) basis accruing from 5/l/99.

3.       Fixed Rate Mortgage Loan Group pricing speed is 12% CPR.

4. Optional Call when loan balance down to 5% of the Aggregate Cut-off Date Balance.

5.       The Fixed Rate Classes are priced to maturity.

Classes B, C, D, E, F, G are subject to Available Funds Caps, as described herein.

Variable Rate Certificate:

1. The Class A-1V pays principal in relation to the Adjustable Rate Mortgage Loan Group.

2. The Class A-1V is payable (actual/360) monthly starting 6/10/99 accruing from the Settlement Date. The Class A-1V resets monthly to One-Month LIBOR plus [ ]%.

3.       Adjustable Rate Mortgage Loan Group pricing speed is 16% CPR.

4. Optional Call when loan balance down to 5% of the Aggregate Cut-off Date Balance. Class A-1V margin doubles if call not exercised.

5.       The Class A-1V is priced to call.

The Class A-1V is subject to an Available Funds Cap, as described herein.


This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-SL
CLASS A-1, A-2, A-3, A-4, A-5, A-6, A-1V, B, C, & D CERTIFICATES
$1,097,385,138 (APPROXIMATE)

STRUCTURE DIAGRAM       Step Down Period: 25     OC Floor: 1.00% (of Aggregate Cut-off Date Balance)
                        Step Down Factor: 1.50   OC Target: 3.00% (of Aggregate Cut-off Date Balance)


                                Payment Rules
                         Through the Step Down Period

         Initial
         Sizing         Group 1: Fixed         Group 2: ARM
                           A-1(AAA)
                           A-2(AAA)
Rules     82.00%           A-3(AAA)             A-IV(AAA)
1, 2                                              (AFC)
& 3
                           A-4(AAA)
                           A-5(AAA)
                           A-6(AAA)(NAS)

                            Interest
           4.00%                         B(AA)(AFC)
           3.50%                         C(A)(AFC)
LOCKED     3.25%                         D(BBB)(AFC)
 OUT       1.75%                         E(BBB-)(AFC)
           4.00%                         F(BB)(AFC)
           1.50%                         G(BB-)(AFC)
                           Interest

Rule 2     0.00%                         X(Notional)

Excess Cash Flow to AAA until OC Target is reached


 - RULE 1: AAA receives all principal payments, all bonds (except Class X) receive interest based on their interest payment priorities
 - RULE 2: Excess Cash Flow is used to pay AAA principal until the OC Target (3.00%) is reached. Then Excess Cash Flow is released to Class X
 - RULE 3: Class A-6 receives no principal payments until after the Step Down Period

                                Payment Rules
                          After the Step Down Period

                    Group 1: Fixed             Group 2: ARM          Initial           Target             Expected
                                                                     Support           Support            Support
                      The amount that will make AAA
                    credit support equal the Step Down
                        Factor (1.5)* Senior Target
                        Support (21.00%)* current
Rule 4              collateral balance (subject to OC                 18.00%             21.00%             31.50%
                               Floor above)

                       Senior Target Support =
                     maximum(OC Floor or 1.5* 21.0%
                          * current balance)

                                   Interest

                        AA Target Support = maximum(OC                14.00%             17.00%             25.50%
                     Floor or 1.5* 17.00% * current balance)

                     A Target Support = maximum (OC Floor             10.50%             13.50%             20.25%
                      or 1.5* 13.50% * current balance)

                        BBB Target Support = maximum(OC                7.25%             10.25%             15.38%
                     Floor or 1.5* 10.25% * current balance)

Rule 4                  BBB Target Support = maximum(OC                5.50%              8.50%             12.75%
                     Floor or 1.5* 8.50% * current balance)

                        BB Target Support = maximum(OC                 1.50%              4.50%              6.75%
                     Floor or 1.5* 4.50% * current balance)

                        BB Target Support = maximum(OC                 0.00%              3.00%              4.50%
                     Floor or 1.5* 3.00% * current balance)

Rule 5                  Excess Cash Flow after all credit              0.00%              0.00%              0.00%
                        support rules have been fulfilled

                                   Interest

 - RULE 4: Principal payments are based upon Target Support calculations, all bonds (except Class X) receive interest based on their interest payment priorities
 - RULE 5: Excess Cash Flow after the fulfillment of all credit tests is released to Class X

                         Payment Rules After Current
                          Collateral Balance < 25% of
                       Aggregate Cut-off Date Balance *

                        Group 1: Fixed         Group 2: ARM
                        A-1(AAA)
                        A-2(AAA)
       Rule 6           A-3(AAA)                 A-IV(AAA)
                                                   (AFC)
                        A-4(AAA)
                        A-5(AAA)
                        A-6(AAA)(NAS)

                                   Interest
                              B(AA)(AFC)
                              C(A)(AFC)
       Rule 6                D(BBB)(AFC)
                             E(BBB-)(AFC)
                              F(BB)(AFC)
                              G(BB-)(AFC)

                                   Interest

       Rule 7                  X(Notional)

 - RULE 6: Principal payments are sequential, all bonds (except Class X) receive interest based on their interest payment priorities
 - RULE 7: Excess Cash Flow is released to Class X

 * Subject to certain triggers(See Preliminary Prospectus Supplement).

This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-SL
CLASS A-1, A-2, A-3, A-4, A-5, A-6, A-1V, B, C, & D CERTIFICATES
$1,097,385,138 (APPROXIMATE)

Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them in the Preliminary Prospectus Supplement dated May 10, 1999.

TRANSACTION TERMS

Issue Type                 Overcollateralization REMIC, Class A-1, A-2, A-3,
                           A-4, A-5, A-6, A-1V, B, C, and D Certificates (the
                           "Offered Certificates") offered publicly. All other
                           Certificates may be privately placed to qualified
                           institutional buyers or to accredited investors.
                           Class X may be retained by the issuer.
Cut-off Date               All mortgage loan characteristics are based on
                           balances as of the Cut-off Date, May 1, 1999.
Mortgage Pool              The Mortgage Pool was selected from Bank of America's
                           commercial and multifamily mortgage portfolio of
                           performing loans with a principal balance of less
                           than $1.5 million. These loans were originated with
                           the expectation of being held to maturity in the
                           loan portfolio. The Mortgage Pool consists of 2,755
                           multifamily and commercial mortgage loans (the
                           "Mortgage Loans"), with an aggregate Cut-off Date
                           Balance of $1,183,164,569 (the "Initial Pool
                           Balance"), subject to a variance of plus or minus
                           5%. Approximately 99.0%, by Initial Pool Balance, of
                           the Mortgage Pool is full recourse to the borrower.
Depositor                  NationsLink Funding Corporation.
Loan Seller                Bank of America NT & SA.
Underwriter                NationsBanc Montgomery Securities LLC.
Trustee                    LaSalle Bank, National Association.
Master Servicer            Banc One Mortgage Capital Markets, LLC.
Primary Servicer           Bank of America, NT & SA.
Special Servicer           Banc One Mortgage Capital Markets, LLC.
Rating Agencies            Fitch IBCA, Inc. and Moody's Investors Service, Inc.
Denominations              $10,000 minimum for Senior Certificates;
                           $100,000 minimum for all other Offered Certificates.
Expected Settlement Date   May 28, 1999.
Settlement Terms           Book-entry through DTC for all Offered Certificates.
Distribution Date          To be made monthly on the 10th or on the next
                           business day, commencing June 10, 1999.
Principal Distributions    Principal will be distributed on each Distribution
                           Date based on the pay rules in the "DESCRIPTION OF
                           THE CERTIFICATES -- Principal Distribution Amounts"
                           in the Preliminary Prospectus Supplement. If, due to
                           losses, the Certificate Balances of the Class B
                           through G Certificates are reduced to zero,
                           entitlements to payments of principal to the A-1,
                           A-2, A-3, A-4, A-5, A-6, and A-1V Certificates will
                           be pro rata.
Interest Distributions     Interest will be distributed on each Distribution
                           Date in sequential order of Class designations, based on their interest entitlement, with Classes
                           A-1, A-2, A-3, A-4, A-5, A-6, and A-1V ranking pari passu in entitlement to interest.
Losses                     To be applied first to Excess Cash Flow, then the
                           over-collateralization amount, then to the next most subordinated class.

This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-SL
CLASS A-1, A-2, A-3, A-4, A-5, A-6, A-1V, B, C, & D CERTIFICATES
$1,097,385,138 (APPROXIMATE)

Prepayment Premiums           Prepayment penalties will be paid only to Class P,
                              which will be retained by the Mortgage Loan
                              Seller.
Advances                      Subject to certain limitations, including, but not
                              limited to, a recoverability determination, the
                              Primary Servicer (or Special Servicer for
                              Specially Serviced loans) will be required
                              to advance scheduled principal and interest
                              payments and certain servicing expenses. In
                              the event that the Primary Servicer or the
                              Special Servicer, as applicable, fails to
                              make such advances, the Master the Trustee
                              or the Fiscal Agent will be required to do
                              so. All advances will be repaid with
                              interest at the Prime Rate from collateral
                              cashflow.
Class A-1V Available Funds    Class A-1V will be subject to an Available Funds
Cap Rate:                     Cap Rate, equal to the rate determined by taking
                              all interest accrued on the Mortgage Loans at the
                              respective Net Mortgage Rates, subtracting all
                              interest accrued on the other Principal
                              Certificates (assumed for subordinate certificates
                              to accrue at a rate capped at the Net Weighted
                              Average Coupon of the Mortgage Loans), dividing
                              the result by the aggregate Certificate Balance of
                              the Class A-1V and multiplying it by 360 divided
                              by the applicable number of accrual days.
Classes B, C, & D Available   Classes B, C, & D will be subject to an Available
Funds Cap Rate:               Funds Cap Rate, equal to the rate determined by
                              taking all interest accrued on the Mortgage
                              Loans at the respective Net Mortgage Rates,
                              subtracting all interest accrued on Senior
                              Certificates and other classes of
                              subordinate certificates (assumed for more
                              subordinate classes to accrue at a rate
                              capped at the Net Weighted Average Coupon
                              of the Mortgage Loans), dividing the result
                              by the aggregate Certificate Balance of the
                              remaining classes of Principal Balance
                              Certificates and multiplying it by 12.
Class A-1V Interest           The Class A-1V interest carryover amounts for any
Carryover:                    Distribution date shall equal (i) the
                              difference between (a) the amount of
                              interest the Class A-1V Certificates would
                              be entitled to receive on the preceding
                              Distribution Date without regard to the
                              Class A-1V Available Funds Cap Rate and (b)
                              the amount of interest to which the Class
                              A-1V Certificates were actually entitled on
                              such prior Distribution Date, (ii) the
                              portion of any amount calculated pursuant
                              to clause (i) remaining unpaid from prior
                              Distribution Dates and, (iii) interest
                              accrued thereon at the then-applicable
                              Class A-1V LIBOR Rate.
Class B, C, & D Interest      The Class B, C, & D interest carryover
Carryover:                    amounts for any Distribution Date will
                              equal (i) the difference between (a) the
                              amount of interest Class B, C, or D would
                              be entitled to receive on the preceding
                              Distribution Date without regard to the
                              Available Funds Cap Rate and (b) the amount
                              of interest to which such class was
                              actually entitled on such prior
                              Distribution Date, (ii) the portion of any
                              amount calculated pursuant to clause (i)
                              remaining unpaid from prior Distribution
                              Dates and, (iii) interest accrued thereon
                              at the Uncapped Pass-Through Rate for such
                              class.
Optional Call                 Clean-up call when loan balances are below
                              5.0% of Initial Pool Balance, at the
                              option, first of the Primary Servicer, then the majority holder of the Controlling
                              Class, then the Master Servicer.

                              If the Optional Call is not exercised, the margin of the Class A-1V Certificates will double from its initial margin.

This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-SL
CLASS A-1, A-2, A-3, A-4, A-5, A-6, A-1V, B, C, & D CERTIFICATES
$1,097,385,138 (APPROXIMATE)

Controlling Class     Class X will be the Controlling Class, subject to
                      certain performance tests. If performance tests are
                      not met, the Controlling Class will be the most
                      junior class of Certificates that has an outstanding
                      balance equal to at least 25% of its original
                      balance until performance tests are met (at which
                      time the Controlling Class will again be Class X).
ERISA                 Classes A-1, A-2, A-3, A-4, A-5, A-6 and A-1V are
                      ERISA eligible.
SMMEA                 The Senior Certificates and Class B Certificates
                      will be "mortgage related securities" for the
                      purposes of SMMEA.
Electronic Reporting  Information will be provided for modeling on
                      Bloomberg, Trepp, Conquest, and Intex. Loan-level
                      detail will be available through the Trustee's
                      website.
Contact               NationsBanc Montgomery Securities LLC
                      Commercial Mortgage Sales & Trading
                      Ken Rivkin                EMAIL: ken.rivkin@ncmi.com
                      Bill Hale                 EMAIL: billh@ncmi.com
                      Geordie Walker            EMAIL: geordie.r.walker@ncmi.com
                      Phone: (704) 388-1597
                      Fax:   (704) 388-9677





This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999 - SL
CLASS A-1, A-2, A-3, A-4, A-5, A-6, A-1V, B, C, AND D CERTIFICATES $1,097,385,138 (APPROXIMATE)

MORTGAGE POOL CHARACTERISTICS (1)

GENERAL CHARACTERISTICS

                                                       ADJUSTABLE RATE         FIXED RATE           TOTAL POOL
--------------------------------------------------------------------------------------------------------------
Initial Pool Balance                                     $ 329,992,835      $ 853,171,734      $ 1,183,164,569
Number of Mortgage Loans                                           817              1,938                2,755
Average Cut-off Date Balance                             $     403,908      $     440,233      $       429,461
Weighted Average Mortgage Rate                                   8.024%             8.759%               8.554%
Weighted Average Seasoning (months)                                 61                 46                   50
Weighted Average Remaining Term To Maturity (months)                78                100                   94
Weighted Average Remaining Amortization Term (months)              217                206                  209
Weighted Average Cut-off Date LTV Ratio (2)                       54.0%              56.0%                55.5%
==============================================================================================================

(1) Mortgage Pool as of Cut-Off Date
(2) Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Original Appraisal Value.

PROPERTY TYPE

                                                                                  WEIGHTED       MIN/MAX       WEIGHTED
                          NUMBER OF      % OF        AGGREGATE       % OF          AVERAGE       CUT-OFF        AVERAGE
                           MORTGAGE    MORTGAGE    CUT-OFF DATE   INITIAL POOL   CUT-OFF DATE      DATE         MORTGAGE
PROPERTY TYPE               LOANS        LOANS        BALANCE       BALANCE      LTV RATIO(1)   LTV RATIO (1)     RATE
------------------------------------------------------------------------------------------------------------------------
Industrial                   864         31.4%   $  388,133,786      32.8%          56.6%        3.1 / 77.8%      8.515%
Office                       737         26.8       298,739,950      25.2           57.4         8.6 / 77.4       8.539
Retail                       413         15.0       170,236,942      14.4           51.6         3.2 / 77.3       8.762
Multifamily                  374         13.6       165,432,780      14.0           58.6         5.1 / 76.3       8.399
Mixed Use                    226          8.2        96,421,442       8.1           54.0         4.6 / 76.2       8.607
Others                       141          5.1        64,199,669       5.4           44.3        10.1 / 71.9       8.625
-----------------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE   2,755        100.0%   $1,183,164,569     100.0%          55.5%        3.1 / 77.8%      8.554%
-----------------------------------------------------------------------------------------------------------------------


(1) Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Original Appraisal Value.

- Others Includes Restaurant, Mobile Home, Special Purpose, Mini Storage, Hotel/Motel, and Health Care.




                         Mortgage Pool by Property Type
                                  [Pie Chart]
                         ------------------------------
Property

                         Industrial          32.8%
                         Others               5.4%
                         Mixed Use            8.1%
                         Multifamily         14.0%
                         Retail              14.4%
                         Office              25.2%

This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999 - SL
CLASS A-1, A-2, A-3, A-4, A-5, A-6, A-1V, B, C, AND D CERTIFICATES $1,097,385,138 (APPROXIMATE)

MORTGAGE POOL CHARACTERISTICS

PROPERTY LOCATION


                                                                                            WEIGHTED     WEIGHTED
                               NUMBER OF        % OF        AGGREGATE         % OF           AVERAGE      AVERAGE
                                MORTGAGE     MORTGAGED     CUT-OFF DATE   INITIAL POOL    CUT-OFF DATE   MORTGAGE
   LOCATION (STATE/COUNTY)       LOANS         LOANS         BALANCE        BALANCE       LTV RATIO(1)     RATE
------------------------------------------------------------------------------------------------------------------
CA                               1,814         65.8%     $  755,732,302       63.9%           55.6%        8.658%
  Los Angeles                      538         19.5         208,756,076       17.6            55.5         8.742
  Orange                           150          5.4          64,091,316        5.4            57.9         8.593
  Santa Clara                      102          3.7          52,998,079        4.5            53.6         8.340
  Alameda                          121          4.4          52,746,933        4.5            56.1         8.565
  San Diego                        111          4.0          51,213,073        4.3            59.2         8.620
  Sacramento                        63          2.3          26,309,358        2.2            57.4         8.597
  Fresno                            72          2.6          26,131,646        2.2            59.1         8.749
  San Mateo                         55          2.0          25,956,787        2.2            54.4         8.641
  San Francisco                     55          2.0          25,877,715        2.2            54.4         8.497
  Riverside                         58          2.1          22,774,914        1.9            55.9         8.652
  San Bernardino                    65          2.4          20,877,513        1.8            53.7         9.288
  Contra Costa                      45          1.6          19,655,153        1.7            54.3         8.390
  Ventura                           35          1.3          19,216,324        1.6            52.8         8.428
  Sonoma                            26          0.9          14,568,644        1.2            57.9         8.395
  Marin                             22          0.8          14,422,529        1.2            53.5         8.294
  Other Counties                   296         10.7         110,136,241        9.3            53.7         8.840
WA                                 471         17.1         212,817,879       18.0            54.3         8.387
NV                                 140          5.1          70,837,748        6.0            54.5         8.401
OR                                 149          5.4          62,534,540        5.3            58.2         8.390
AZ                                  91          3.3          38,936,266        3.3            55.9         8.121
TX                                  53          1.9          21,758,799        1.8            57.4         8.286
ID                                  25          0.9          13,142,306        1.1            53.4         8.739
AK                                   6          0.2           3,275,515        0.3            60.6         8.612
IL                                   3          0.1           1,663,014        0.1            57.7         7.875
MN                                   1          0.0           1,432,727        0.1            55.1         7.375
UT                                   1          0.0             956,007        0.1            58.3         8.875
NY                                   1          0.0              77,467        0.0            14.5         9.875
----------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE         2,755        100.0%     $1,183,164,569      100.0%           55.5%        8.554%
----------------------------------------------------------------------------------------------------------------

(1) Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Original Appraisal Value.

-   THE MORTGAGED PROPERTIES ARE LOCATED THROUGHOUT 12 STATES.

This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999 - SL
CLASS A-1, A-2, A-3, A-4, A-5, A-6, A-1V, B, C, AND D CERTIFICATES $1,097,385,138 (APPROXIMATE)

MORTGAGE POOL CHARACTERISTICS

Cut-off Date Balance

                                                                                   WEIGHTED      WEIGHTED
                                 NUMBER OF   % OF       AGGREGATE      % of        AVERAGE        AVERAGE
                                 MORTGAGE   MORTGAGE  CUT-OFF DATE  INITIAL POOL CUT-OFF DATE    MORTGAGE
CUT-OFF DATE BALANCE               LOANS     LOANS       BALANCE      BALANCE    LTV RATIO (1)     RATE
------------------------------------------------------------------------------------------------------------
$25,651 to $249,999                1,042      37.8% $   154,563,207     13.1%        46.6%          9.259%
$250,000 to $499,999                 850      30.9      308,962,423     26.1         54.4           8.646
$500,000 to $749,999                 425      15.4      263,070,348     22.2         56.4           8.443
$750,000 to $999,999                 228       8.3      198,542,975     16.8         57.8           8.418
$1,000,000 to $1,249,999             120       4.4      133,706,086     11.3         59.0           8.308
$1,250,000 to $1,490,462              90       3.3      124,319,530     10.5         59.7           8.162
------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE             2,755     100.0% $ 1,183,164,569    100.0%        55.5%          8.554%
------------------------------------------------------------------------------------------------------------

(1) Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Original Appraisal Value.

- The average Cut-off Date Balance is $429,461.

Cut-off Date Loan-to-Value Ratio

                                                                                   WEIGHTED      WEIGHTED
                               NUMBER OF     % OF        AGGREGATE      % OF       AVERAGE        AVERAGE
                               MORTGAGE    MORTGAGE    CUT-OFF DATE INITIAL POOL CUT-OFF DATE    MORTGAGE
CUT-OFF DATE LTV RATIO           LOANS      LOANS         BALANCE      BALANCE    LTV RATIO(1)     RATE
------------------------------------------------------------------------------------------------------------
LESS THAN 20.1%                  175         6.4%   $    28,262,617      2.4%        14.8%          9.059%
20.1 % to 30.0%                  251         9.1         58,568,035      5.0         25.4           9.013
30.1 % to 40.0%                  285        10.3        100,985,123      8.5         35.4           8.806
40.1 % to 45.0%                  186         6.8         74,550,462      6.3         42.6           8.552
45.0% to 50.0%                   226         8.2         88,225,802      7.5         47.7           8.639
50.1 % to 55.0%                  233         8.5        112,649,386      9.5         52.6           8.556
55.0% to 60.0%                   334        12.1        174,452,595     14.7         57.5           8.419
60.1 % to 65.0%                  374        13.6        184,800,974     15.6         62.5           8.431
65.1 % to 70.0%                  363        13.2        185,258,084     15.7         67.6           8.484
70.1 % to 75.0%                  315        11.4        167,421,894     14.2         72.4           8.441
75.1% to 80.0%                    13         0.5          7,989,598      0.7         76.3           9.006
------------------------------------------------------------------------------------------------------------
TOTAL /WEIGHTED AVERAGE        2,755       100.0%   $ 1,183,164,569    100.0%        55.5%          8.554%
------------------------------------------------------------------------------------------------------------

(1) Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Original Appraisal Value.

- The weighted average Cut-off Date LTV Ratio is 55.5%.

This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999 - SL
CLASS A-1, A-2, A-3, A-4, A-5, A-6, A-1V, B, C, AND D CERTIFICATES $1,097,385,138 (APPROXIMATE)

MORTGAGE POOL CHARACTERISTICS


Estimated Current Loan-to-Value Ratio

                                                                                     WEIGHTED
                                                                                      AVERAGE    WEIGHTED
                                NUMBER OF    % OF          AGGREGATE        % OF     ESTIMATED   AVERAGE
                                MORTGAGE   MORTGAGE      CUT-OFF DATE   INITIAL POOL  CURRENT    MORTGAGE
ESTIMATED CURRENT LTV RATIO(1)   LOANS       LOANS          BALANCE        BALANCE   LTV RATIO(2)  RATE
-----------------------------------------------------------------------------------------------------------
Less than 20.1%                    354       12.8%      $   60,387,586        5.1%      14.4%      9.297%
20.1% to 30.0%                     295       10.7           96,565,504        8.2       25.2       8.870
30.1% to 40.0%                     411       14.9          157,874,820       13.3       35.3       8.653
40.1% to 45.0%                     279       10.1          137,256,243       11.6       42.6       8.508
45.1% to 50.0%                     301       10.9          156,976,144       13.3       47.5       8.513
50.1% to 55.0%                     300       10.9          153,885,635       13.0       52.5       8.596
55.1% to 60.0%                     232        8.4          121,949,316       10.3       57.3       8.390
60.1% to 65.0%                     177        6.4           90,503,026        7.6       62.4       8.292
65.1% to 70.0%                     183        6.6           95,852,847        8.1       67.5       8.332
70.1% to 75.0%                     215        7.8          106,565,188        9.0       72.6       8.362
75.1% to 77.6%                       8        0.3            5,348,259        0.5       76.4       8.613
-----------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE         2,755      100.0%      $1,183,164,569      100.0%      48.6%      8.554%
-----------------------------------------------------------------------------------------------------------

(1) Estimated Current Appraisal Values were calculated on an extrapolation from a sample of broker price opinions (See Preliminary Prospectus Supplement).

(2) Estimated Current LTV Ratio is the ratio of Cut-off Date Balance to Estimated Current Appraisal Value.

 -  The weighted average Estimated Current LTV is 48.6%.

Maturity Date Loan-to-Value Ratio



                                                                                             WEIGHTED       WEIGHTED
                              NUMBER OF        % OF         AGGREGATE             % OF        AVERAGE        AVERAGE
                              MORTGAGE       MORTGAGE      CUT-OFF DATE       INITIAL POOL  MATURITY DATE    MORTGAGE
MATURITY DATE LTV RATIO         LOANS          LOANS          BALANCE            BALANCE     LTV RATIO (1)     RATE
---------------------------------------------------------------------------------------------------------------------
0.0% - 0.0%                     1,110          40.3%      $  387,201,324           32.7%         0.0%          8.706%
0. 1% to 20.0%                    106           3.8           29,911,294            2.5         12.4           8.679
20.1% to 25.0%                     45           1.6           16,175,345            1.4         22.7           8.474
25.1% to 30.0%                     80           2.9           31,154,777            2.6         27.6           8.615
30.1% to 35.0%                    130           4.7           54,290,934            4.6         32.7           8.326
35.1% to 40.0%                    134           4.9           62,327,344            5.3         37.3           8.352
40.1% to 45.0%                    155           5.6           74,178,872            6.3         42.5           8.475
45.1% to 50.0%                    198           7.2          105,827,827            8.9         47.5           8.461
50.1% to 55.0%                    232           8.4          125,388,121           10.6         52.6           8.392
55.1% to 60.0%                    230           8.3          120,784,198           10.2         57.4           8.397
60.1% to 65.0%                    200           7.3          111,277,065            9.4         62.3           8.657
65.1% to 70.0%                    128           4.6           60,148,062            5.1         66.5           8.562
70.1% to 74.8%                      7           0.3            4,499,405            0.4         71.4           9.540
---------------------------------------------------------------------------------------------------------------------
TOTAL / Weighted Average        2,755        100.0 %      $1,183,164,569          100.0%        32.7%          8.554%
---------------------------------------------------------------------------------------------------------------------

(1) Maturity Date LTV Ratio is the ratio of Maturity Date Balance to Original Appraisal Value.

 -  The weighted average Maturity Date LTV Ratio is 32.7%.

This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999 - SL
CLASS A-1, A-2, A-3, A-4, A-5, A-6, A-1V, C, AND D CERTIFICATES
$1,097,385,138 (APPROXIMATE)

MORTGAGE POOL CHARACTERISTICS

MORTGAGE RATE


                                                                                             WEIGHTED      WEIGHTED
                              NUMBER OF      % OF             AGGREGATE          % OF        AVERAGE       AVERAGE
                              MORTGAGE     MORTGAGE          CUT-OFF DATE    INITIAL POOL  CUT-OFF DATE   MORTGAGE
MORTGAGE RATE                   LOANS        LOANS             BALANCE          BALANCE    LTV RATIO (1)     RATE
-------------------------------------------------------------------------------------------------------------------
Less than 7.500%                  125         4.5%        $   82,368,533          7.0%        56.1%         7.203%
7.500% to 7.999%                  353        12.8            217,817,132         18.4         56.5          7.745
8.000% to 8.499%                  570        20.7            294,541,724         24.9         57.7          8.182
8.500% to 8.999%                  561        20.4            252,218,741         21.3         56.9          8.668
9.000% to 9.499%                  405        14.7            161,902,754         13.7         55.5          9.146
9.500% to 9.999%                  384        13.9             99,621,275          8.4         50.2          9.652
10.000% to 10.499%                170         6.2             35,088,210          3.0         45.0         10.113
10.500% to 10.999%                 69         2.5             15,659,217          1.3         49.3         10.701
11.000% to 11.999%                 71         2.6             17,322,732          1.5         44.2         11.403
12.000% to 12.999%                 37         1.3              5,694,269          0.5         38.1         12.173
Greater than 12.999%               10         0.4                929,983          0.1         37.9         13.438
-------------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE        2,755        100.0 %      $1,183,164,569        100.0%        55.5%         8.554%
-------------------------------------------------------------------------------------------------------------------

(1) Cut-off Date LTV Ratio is the ratio of Cut-off Balance to Original Appraisal Value.

 -  The weighted average Mortgage Rate is 8.554%.
 -  The weighted average Administrative Fee Rate is 0.223%.
 -  The weighted average Net Mortgage Rate is 8.331%.


Seasoning

                                                                                               WEIGHTED        WEIGHTED
                               NUMBER OF        % OF         AGGREGATE             % OF         AVERAGE        AVERAGE
                               MORTGAGE       MORTGAGE     CUT-OFF DATE        INITIAL POOL  CUT-OFF DATE     MORTGAGE
SEASONING                       LOANS          LOANS          BALANCE             BALANCE     LTV RATIO (1)      RATE
------------------------------------------------------------------------------------------------------------------------
Less than 2.0 years               861           31.3%      $  432,937,161           36.6%        59.2%           8.221%
2.0 to 3.9 years                  838           30.4          410,740,071           34.7         57.1            8.484
4.0 to 5.9 years                  299           10.9          142,319,192           12.0         52.9            8.602
6.0 to 7.9 years                  105            3.8           41,046,565            3.5         51.8            8.734
8.0 to 9.9 years                   82            3.0           24,060,182            2.0         48.0            9.861
10.0 to 11.9 years                126            4.6           38,604,342            3.3         52.6            9.375
12.0 to 13.9 years                104            3.8           31,606,445            2.7         52.8            9.146
14.0 to 15.9 years                  9            0.3            3,187,661            0.3         45.8            8.577
16.0 to 17.9 years                  5            0.2              855,895            0.1         39.6            9.772
18.0 to 19.9 years                 66            2.4           13,604,772            1.1         34.7           10.514
20.0 to 24.9 years                252            9.1           42,316,621            3.6         31.1            9.713
25.0 to 29.9 years                  8            0.3            1,885,662            0.2         20.9            8.286
------------------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE        2,755          100.0%      $1,183,164,569          100.0%        55.5%           8.554%
------------------------------------------------------------------------------------------------------------------------

(1) Cut-off LTV is the ratio of the Cut-off Date Balance to the Original Appraisal Value.

 -  The weighted average Loan Age is 50 months.

This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999 - SL
CLASS A-1, A-2, A-3, A-4, A-5, A-6, A-1V, B, C, AND D CERTIFICATES $1,097,385,138 (APPROXIMATE)

MORTGAGE POOL CHARACTERISTICS

Remaining Term

                                                                                              WEIGHTED       WEIGHTED
                               NUMBER OF     % OF            AGGREGATE            % OF         AVERAGE       AVERAGE
                               MORTGAGE    MORTGAGE        CUT-OFF DATE       INITIAL POOL   CUT-OFF DATE     MORTGAGE
REMAINING TERM                  LOANS        LOANS            BALANCE           BALANCE       LTV RATIO(1)     RATE
------------------------------------------------------------------------------------------------------------------------
Less than 2.0 years               107            3.9%      $   32,845,614            2.8%        47.1%          9.432%
2.0 to 3.9 years                  440           16.0          141,579,906           12.0         50.9           8.924
4.0 to 5.9 years                  503           18.3          178,504,783           15.1         49.3           8.787
6.0 to 7.9 years                  581           21.1          293,263,117           24.8         58.0           8.460
8.0 to 9.9 years                  522           18.9          266,270,541           22.5         58.5           8.225
10.0 to 11.9 years                107            3.9           46,304,458            3.9         50.0           8.750
12.0 to 13.9 years                324           11.8          152,676,710           12.9         58.4           8.580
14.0 to 14.9 years                171            6.2           71,719,439            6.1         58.9           8.260
------------------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE        2,755          100.0%      $1,183,164,669          100.0%        55.5%          8.554%
------------------------------------------------------------------------------------------------------------------------

(1) Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Original Appraisal Value.

-   The weighted average Remaining Term is 94 months.

Remaining Amortization Term

                                                                                              WEIGHTED       WEIGHTED
                                 NUMBER OF      % OF           AGGREGATE          % OF        AVERAGE        AVERAGE
                                 MORTGAGE     MORTGAGE        CUT-OFF DATE    INITIAL POOL  CUT-OFF DATE     MORTGAGE
REMAINING AMORTIZATION TERM        LOANS        LOANS           BALANCE          BALANCE    LTV RATIO(1)       RATE
------------------------------------------------------------------------------------------------------------------------
Less than 2.0 years                   33         1.2%        $    3,910,141          0.3%        10.1%        9.528%
2.0 to 3.9 years                     165         6.0             19,609,830          1.7         21.3         9.749
4.0 to 5.9 years                     176         6.4             37,267,909          3.1         30.8         9.561
6.0 to 7.9 years                     124         4.5             40,529,550          3.4         38.5         8.952
8.0 to 9.9 years                     136         4.9             52,412,187          4.4         43.9         8.584
10.0 to 11.9 years                   173         6.3             72,037,938          6.1         50.6         8.644
12.0 to 13.9 years                   393        14.3            179,117,305         15.1         57.3         8.563
14.0 to 15.9 years                   267         9.7            118,761,582         10.0         57.1         8.395
16.0 to 17.9 years                   231         8.4            100,542,286          8.5         55.5         8.680
18.0 to 19.9 years                   233         8.5            104,137,172          8.8         56.7         8.560
20.0 to 24.9 years                   508        18.4            300,670,971         25.4         59.9         8.407
25.0 to 29.9 years                   316        11.5            154,167,697         13.0         64.7         8.287
------------------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE           2,755        100.0%       $1,183,164,669        100.0%        65.5%        8.554%
------------------------------------------------------------------------------------------------------------------------

(1) Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Appraisal Value.

-   The weighted average Remaining Amortization Term is 209 months.

This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999 - SL
CLASS A-1, A-2, A-3, A-4, A-5, A-6, A-1V B, C, AND D CERTIFICATES
$1,097,385,138 (APPROXIMATE)

MORTGAGE POOL CHARACTERISTICS - FIXED RATE MORTGAGE LOANS


Property Type                                                                         WEIGHTED          MIN/MAX       WEIGHTED
                              NUMBER OF    % OF        AGGREGATE           % OF        AVERAGE          CUT-OFF        AVERAGE
                              MORTGAGE    MORTGAGE    CUT-OFF DATE     INITIAL POOL  CUT-OFF DATE         DATE         MORTGAGE
Property Type                   LOANS      LOANS         BALANCE          BALANCE    LTV RATIO (1)     LTV Ratio (1)     RATE
--------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL                      607         31.3%      $282,484,052         33.1%        57.8%           3.1 / 77.8%     8.677%
Office                          496         25.6        207,020,650         24.3         57.6            8.6 / 77.4      8.761
Retail                          304         15.7        124,560,396         14.6         51.9            3.2 / 77.3      9.013
Multifamily                     274         14.1        120,924,196         14.2         58.9            9.3 / 76.3      8.608
Mixed Use                       152          7.8         67,532,835          7.9         54.3            4.6 / 76.2      8.824
Others                          105          5.4         50,649,605          5.9         44.8           10.1 / 71.9      8.849
--------------------------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE      1,938        100.0%      $853,171,734        100.0%        56.0%           3.1 / 77.8%     8.759
--------------------------------------------------------------------------------------------------------------------------------

(1) Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Original Appraisal Value.

- Others includes Restaurant, Mobile Home, Mini-Storage, Special Purpose, Hotel/Motel, and Health Care.

Property Location

                                                                                     WEIGHTED      WEIGHTED
                                 NUMBER OF     % OF        AGGREGATE      % OF        AVERAGE       AVERAGE
                                 MORTGAGE    MORTGAGED  CUT-OFF DATE  INITIAL POOL  CUT-OFF DATE   MORTGAGE
LOCATION (STATE/COUNTY)            LOANS      LOANS        BALANCE       BALANCE     LTV RATIO (1)    RATE
------------------------------------------------------------------------------------------------------------
CA                                1,275        65.8%     $ 541,486,221     63.5%        55.9%        8.841%
    Los Angeles                     378        19.5        147,272,446     17.3         55.5         8.923
    Orange                          105         5.4         47,700,231      5.6         58.0         8.725
    San Diego                        83         4.3         40,967,356      4.8         59.3         8.752
    Alameda                          90         4.6         40,863,939      4.8         56.2         8.762
    Santa Clara                      80         4.1         40,226,213      4.7         52.5         8.547
    Other Counties                  539        27.8        224,456,036     26.3         55.7         8.894
WA                                  282        14.6        135,433,922     15.9         55.7         8.750
NV                                  131         6.8         66,292,912      7.8         54.2         8.458
OR                                  118         6.1         51,004,279      6.0         59.2         8.552
AZ                                   72         3.7         26,476,659      3.1         56.8         8.469
TX                                   32         1.7         14,907,955      1.7         59.4         8.525
ID                                   18         0.9         10,935,647      1.3         54.9         8.919
AK                                    4         0.2          2,504,925      0.3         58.3         8.746
IL                                    3         0.2          1,663,014      0.2         57.7         7.875
MN                                    1         0.1          1,432,727      0.2         55.1         7.375
UT                                    1         0.1            956,007      0.1         58.3         8.875
NY                                    1         0.1             77,467      0.0         14.5         9.875
------------------------------------------------------------------------------------------------------------
Total / WEIGHTED AVERAGE          1,938      100.0%      $ 853,171,734    100.0%        56.0%        8.759%
------------------------------------------------------------------------------------------------------------


(1) Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Original Appraisal Value.

-   The Mortgaged Properties are located throughout 12 states.

This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999 - SL
CLASS A-1, A-2, A-3, A-4, A-5, A-6, A-1V, B, C, AND D CERTIFICATES $1,097,385,138 (APPROXIMATE)


MORTGAGE POOL CHARACTERISTICS - FIXED RATE MORTGAGE LOANS

Cut-off Date Balance

                                                                                       WEIGHTED       WEIGHTED
                                 NUMBER OF    % OF          AGGREGATE       % OF        AVERAGE       AVERAGE
                                 MORTGAGE    MORTGAGE     CUT-OFF DATE  INITIAL POOL  CUT-OFF DATE    MORTGAGE
CUT-OFF DATE BALANCE               LOANS      LOANS          BALANCE       BALANCE    LTV RATIO (1)     RATE
--------------------------------------------------------------------------------------------------------------
$   25,651 to $  249,999             720      37.2%      $ 105,934,483      12.4%        45.8%          9.530%
$  250,000 to $  499,999             582      30.0         213,386,226      25.0         55.3           8.877
$  500,000 to $  749,999             308      15.9         190,483,131      22.3         56.1           8.634
$  750,000 to $  999,999             163       8.4         142,367,788      16.7         58.5           8.666
$1,000,000 to $1,249,999             102       5.3         114,024,108      13.4         60.0           8.378
$1,250,000 to $1,490,462              63       3.3          86,975,999      10.2         60.8           8.453
--------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE             1,938     100.0%      $ 863,171,734     100.0%        56.0%          8.759%
--------------------------------------------------------------------------------------------------------------

(1) Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Original Appraisal Value.

- The average Cut-off Date Balance is $440,233.





Cut-off Date Loan-to-Value Ratio

                                                                                       WEIGHTED       WEIGHTED
                                 NUMBER OF    % OF          AGGREGATE       % OF        AVERAGE        AVERAGE
                                 MORTGAGE    MORTGAGE     CUT-OFF DATE  INITIAL POOL  CUT-OFF DATE    MORTGAGE
CUT-OFF DATE LTV RATIO             LOANS      LOANS          BALANCE      BALANCE     LTV RATIO (1)     RATE
--------------------------------------------------------------------------------------------------------------
Less than 20.1%                       134      6.9%      $ 19,264,025        2.3%        14.5%          9.475%
20.1% to 30.0%                        188      9.7         41,735,551        4.9         25.5           9.362
30.1% to 40.0%                        205     10.6         71,490,779        8.4         35.5           9.143
40.1% to 45.0%                        120      6.2         52,363,132        6.1         42.5           8.819
45.0% to 50.0%                        141      7.3         61,653,338        7.2         47.8           8.872
50.1% to 55.0%                        150      7.7         77,834,682        9.1         52.7           8.858
55.0% to 60.0%                        219     11.3        115,904,355       13.6         57.5           8.630
60.1% to 65.0%                        254     13.1        126,945,260       14.9         62.5           8.624
65.1% to 70.0%                        257     13.3        139,193,545       16.3         67.5           8.576
70.1% to 75.0%                        258     13.3        139,577,700       16.4         72.4           8.546
75.1% to 77.8%                         12      0.6          7,209,368        0.8         76.3           9.156
--------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE              1,938    100.0%      $853,171,734      100.0%        56.0%          8.759%
--------------------------------------------------------------------------------------------------------------

(1) Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Original Appraisal Value.

- The weighted average Cut-off Date LTV Ratio is 56.0%.





This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999 - SL
CLASS A-1, A-2, A-3, A-4, A-5, A-6, A-1V, B, C, AND D CERTIFICATES $1,097,385,138 (APPROXIMATE)


MORTGAGE POOL CHARACTERISTICS - FIXED RATE MORTGAGE

Estimated Current Loan-to-Value Ratio

                                                                                             WEIGHTED
                                                                                              AVERAGE       WEIGHTED
                                   NUMBER OF      % OF         AGGREGATE          % OF       ESTIMATED       AVERAGE
                                   MORTGAGE     MORTGAGE     CUT-OFF DATE     INITIAL POOL    CURRENT       MORTGAGE
ESTIMATED CURRENT LTV RATIO (1)      LOANS        LOANS         BALANCE          BALANCE    LTV RATIO (2)     RATE
--------------------------------------------------------------------------------------------------------------------
Less than 20.1%                       284          14.7%     $ 43,525,967           5.1%       14.2%         9.737%
20.1% to 30.0%                        201          10.4        69,119,739           8.1        25.2          9.172
30.1% to 40.0%                        232          12.0        95,043,125          11.1        35.1          9.023
40.1% to 45.0%                        178           9.2        94,524,074          11.1        42.5          8.768
45.1% to 50.0%                        186           9.6       100,671,102          11.8        47.5          8.756
50.1% to 55.0%                        202          10.4       108,629,911          12.7        52.5          8.760
55.1% to 60.0%                        168           8.7        92,112,861          10.8        57.3          8.533
60.1% to 65.0%                        140           7.2        69,250,571           8.1        62.4          8.468
65.1% to 70.0%                        151           7.8        81,590,680           9.6        67.4          8.419
70.1% to 75.0%                        190           9.8        94,258,876          11.0        72.6          8.457
75.1% to 77.6%                          6           0.3         4,444,828           0.5        76.4          8.777
--------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE              1,938         100.0%     $853,171,734         100.0%       49.8%         8.759%
--------------------------------------------------------------------------------------------------------------------

(1) Estimated Current Appraisal Values were calculated based on an extrapolation from a sample of broker price opinions (See Preliminary Prospectus Supplement).

(2) Estimated Current LTV Ratio is the ratio of Cut-off Date Balance to Estimated Current Appraisal Value.

- The weighted average Estimated Current LTV is 49.8%.



Maturity Date Loan-to-Value Ratio


                                                                                             WEIGHTED       WEIGHTED
                                   NUMBER OF      % OF         AGGREGATE          % OF        AVERAGE        AVERAGE
                                   MORTGAGE     MORTGAGE     CUT-OFF DATE     INITIAL POOL  MATURITY DATE   MORTGAGE
MATURITY DATE LTV RATIO              LOANS        LOANS         BALANCE          BALANCE    LTV RATIO (1)     RATE
--------------------------------------------------------------------------------------------------------------------
 0.0%-0.0%                            909          46.9%     $324,518,800          38.0%        0.0%         8.867%
 0.1% to 20.0%                         62           3.2        17,519,971           2.1        11.2          9.148
20.1% to 25.0%                         23           1.2         9,128,251           1.1        22.8          8.827
25.1% to 30.0%                         50           2.6        21,438,006           2.5        27.7          8.855
30.1% to 35.0%                         77           4.0        32,345,614           3.8        32.9          8.615
35.1% to 40.0%                         74           3.8        37,111,789           4.3        37.5          8.771
40.1% to 45.0%                         96           5.0        52,084,061           6.1        42.3          8.676
45.1% to 50.0%                        125           6.4        71,270,699           8.4        47.5          8.667
50.1% to 55.0%                        140           7.2        75,790,156           8.9        52.6          8.652
55.1% to 60.0%                        142           7.3        79,601,656           9.3        57.4          8.530
60.1% to 65.0%                        135           7.0        80,565,457           9.4        62.2          8.731
65.1% to 70.0%                         98           5.1        47,297,870           5.5        66.6          8.660
70.1% to 74.8%                          7           0.4         4,499,405           0.5        71.4          9.540
--------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE              1,938         100.0%     $853,171,734         100.0%       30.6%         8.759%
--------------------------------------------------------------------------------------------------------------------

(1) Maturity Date LTV Ratio is the ratio of Maturity Date Balance to Original Appraisal Value.

- The weighted average Maturity Date LTV Ratio is 30.6%.


This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999 - SL
CLASS A-1, A-2, A-3, A-4, A-5, A-6, A-1V, B, C, AND D CERTIFICATES $1,097,385,138 (APPROXIMATE)


MORTGAGE POOL CHARACTERISTICS - FIXED RATE MORTGAGE LOANS

Mortgage Rate


                                                                                               WEIGHTED       WEIGHTED
                                     NUMBER OF      % OF         AGGREGATE          % OF        AVERAGE        AVERAGE
                                     MORTGAGE     MORTGAGE     CUT-OFF DATE     INITIAL POOL  CUT-OFF DATE    MORTGAGE
MORTGAGE RATE                          LOANS        LOANS         BALANCE          BALANCE    LTV RATIO (1)     RATE
-----------------------------------------------------------------------------------------------------------------------
 Less than 7.500%                         6           0.3%     $  5,302,716           0.6%       58.9%          7.317%
 7.500% to 7.999%                       126           6.5        98,222,655          11.5        58.7           7.788
 8.000% to 8.499%                       396          20.4       237,096,976          27.8        59.4           8.193
 8.500% to 8.999%                       474          24.5       231,913,429          27.2        57.6           8.672
 9.000% to 9.499%                       319          16.5       136,856,468          16.0        55.8           9.138
 9.500% to 9.999%                       292          15.1        75,981,651           8.9        48.1           9.648
10.000% to 10.499%                      141           7.3        29,492,690           3.5        42.8          10.115
10.500% to 10.999%                       67           3.5        14,491,035           1.7        48.9          10.713
11.000% to 11.999%                       70           3.6        17,189,864           2.0        44.4          11.404
12.000% to 12.999%                       37           1.9         5,694,269           0.7        38.1          12.173
Greater than 12.999%                     10           0.5           929,983           0.1        37.9          13.438
-----------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                1,938         100.0%     $853,171,734         100.0%       56.0%          8.759%
-----------------------------------------------------------------------------------------------------------------------

(1) Cut-off Date LTV Ratio is the ratio of Cut-off Balance to Original Appraisal Value.

- The weighted average Mortgage Rate is 8.759%.
- The weighted average Administrative Fee Rate is 0.223%.
- The weighted average Net Mortgage Rate is 8.535%.



Seasoning

                                                                                               WEIGHTED       WEIGHTED
                                     NUMBER OF      % OF         AGGREGATE          % OF        AVERAGE        AVERAGE
                                     MORTGAGE     MORTGAGE     CUT-OFF DATE     INITIAL POOL  CUT-OFF DATE    MORTGAGE
SEASONING                              LOANS        LOANS         BALANCE          BALANCE    LTV RATIO (1)     RATE
----------------------------------------------------------------------------------------------------------------------
Less than 2.0 years                     717          37.0%     $355,911,647          41.7%       60.1%          8.369%
 2.0 to 3.9 years                       621          32.0       319,942,986          37.5        57.5           8.713
 4.0 to 5.9 years                       141           7.3        72,632,424           8.5        52.6           9.199
 6.0 to 7.9 years                        46           2.4        18,099,804           2.1        53.9           9.724
 8.0 to 9.9 years                        56           2.9        16,264,392           1.9        48.8          10.526
10.0 to 11.9 years                       19           1.0         6,302,976           0.7        41.9           9.323
12.0 to 13.9 years                       20           1.0         7,452,680           0.9        49.9           9.237
14.0 to 15.9 years                        5           0.3         1,543,452           0.2        44.5           9.755
16.0 to 17.9 years                        2           0.1           292,135           0.0        38.9          12.252
18.0 to 19.9 years                       61           3.1        12,417,314           1.5        34.8          10.752
20.0 to 24.9 years                      242          12.5        40,426,262           4.7        30.8           9.791
25.0 to 29.9 years                        8           0.4         1,885,662           0.2        20.9           8.286
----------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                1,938         100.0%     $853,171,734         100.0%       56.0%          8.759%
----------------------------------------------------------------------------------------------------------------------

(1) Cut-off LTV is the ratio of the Cut-off Date Balance to the Original Appraisal Value.

- The weighted average Loan Age is 46 months.

This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999 - SL
CLASS A-1, A-2, A-3, A-4, A-5, A-6, A-1V, B, C, AND D CERTIFICATES $1,097,385,138 (APPROXIMATE)


MORTGAGE POOL CHARACTERISTICS - FIXED RATE MORTGAGE LOANS

Remaining Term

                                                                                                WEIGHTED      WEIGHTED
                                   NUMBER OF        % OF        AGGREGATE           % OF         AVERAGE       AVERAGE
                                    MORTGAGE      MORTGAGE    CUT-OFF DATE      INITIAL POOL  CUT-OFF DATE    MORTGAGE
REMAINING TERM                        LOANS         LOANS        BALANCE           BALANCE     LTV RATIO(1)     RATE
----------------------------------------------------------------------------------------------------------------------
Less than 2.0 years                      84           4.3%     $ 24,848,661           2.9%        46.4%         9.848%
2.0 to 3.9 years                        225          11.6        67,168,069           7.9         48.8          9.361
4.0 to 5.9 years                        315          16.3       101,236,994          11.9         47.2          9.229
6.0 to 7.9 years                        431          22.2       226,354,467          26.5         58.8          8.668
8.0 to 9.9 years                        392          20.2       204,013,003          23.9         59.3          8.406
10.0 to 11.9 years                       77           4.0        36,093,629           4.2         48.7          8.972
12.0 to 13.9 years                      250          12.9       125,634,995          14.7         58.8          8.763
14.0 to 14.9 years                      164           8.5        67,821,916           7.9         59.3          8.303
----------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                1,938         100.0%     $853,171,734         100.0%        56.0%         8.759%
----------------------------------------------------------------------------------------------------------------------

(1) Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Original Appraisal Value.

- The weighted average Remaining Term is 100 months.




Remaining Amortization Term

                                                                                                WEIGHTED      WEIGHTED
                                    NUMBER OF        % OF        AGGREGATE          % OF         AVERAGE       AVERAGE
                                     MORTGAGE      MORTGAGE    CUT-OFF DATE     INITIAL POOL   CUT-OFF DATE   MORTGAGE
REMAINING AMORTIZATION TERM            LOANS         LOANS        BALANCE          BALANCE      LTV RATIO(1)    RATE
----------------------------------------------------------------------------------------------------------------------
Less than 2.0 years                      31           1.6%     $  3,719,564           0.4%        10.0%         9.580%
2.0 to 3.9 years                        147           7.6        17,225,057           2.0         20.9          9.870
4.0 to 5.9 years                        154           7.9        32,110,043           3.8         31.1          9.742
6.0 to 7.9 years                         87           4.5        31,465,347           3.7         39.8          9.222
8.0 to 9.9 years                         88           4.5        36,873,173           4.3         45.7          8.941
10.0 to 11.9 years                      120           6.2        55,745,326           6.5         50.7          8.841
12.0 to 13.9 years                      290          15.0       138,362,503          16.2         58.2          8.795
14.0 to 15.9 years                      222          11.5        98,850,518          11.6         58.1          8.475
16.0 to 17.9 years                      113           5.8        58,595,731           6.9         55.5          8.835
18.0 to 19.9 years                       93           4.8        51,257,448           6.0         58.2          8.542
20.0 to 24.9 years                      342          17.6       207,611,348          24.3         61.2          8.684
25.0 to 29.9 years                      251          13.0       121,355,677          14.2         65.1          8.473
----------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                1,938         100.0%     $853,171,734         100.0%        56.0%         8.759%
----------------------------------------------------------------------------------------------------------------------

(1) Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Appraisal Value.

- The weighted average Remaining Amortization Term is 206 months.






This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999 - SL
CLASS A-1, A-2, A-3, A-4, A-5, A-6, A-1V, B, C, AND D CERTIFICATES $1,097,385,138 (APPROXIMATE)


MORTGAGE POOL CHARACTERISTICS - ADJUSTABLE RATE MORTGAGE LOANS

Property Type

                                                                                   WEIGHTED       MIN/MAX       WEIGHTED
                           NUMBER OF     % OF        AGGREGATE        % OF          AVERAGE       CUT-OFF        AVERAGE
                           MORTGAGE    MORTGAGE    CUT-OFF DATE   INITIAL POOL   CUT-OFF DATE      DATE         MORTGAGE
PROPERTY TYPE                LOANS       LOANS        BALANCE        BALANCE     LTV RATIO (1)  LTV RATIO (1)     RATE
------------------------------------------------------------------------------------------------------------------------
Industrial                    257        31.5%     $105,649,734        32.0%         53.2%       8.3 / 76.1%      8.082
Office                        241        29.5        91,719,300        27.8          56.7        9.7 / 74.4       8.036
Retail                        109        13.3        45,676,547        13.8          50.5        9.9 / 65.1       8.076
Multifamily                   100        12.2        44,508,584        13.5          57.8        5.1 / 74.4       7.829
Mixed Use                      74         9.1        28,888,607         8.8          53.4        9.7 / 72.8       8.099
Others                         36         4.4        13,550,064         4.1          42.4       10.8 / 62.4       7.788
------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE        817       100.0%     $329,992,835       100.0%         54.0%       5.1 / 76.1%      8.024%
------------------------------------------------------------------------------------------------------------------------

(1) Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Original Appraisal Value.

- Others includes Hotel/Motel, Special Purpose, Mobile Home, Restaurant and Mini-Storage.





Property Location

                                                                                        WEIGHTED     WEIGHTED
                                 NUMBER OF    % OF          AGGREGATE       % OF         AVERAGE      AVERAGE
                                 MORTGAGE   MORTGAGED     CUT-OFF DATE  INITIAL POOL  CUT-OFF DATE   MORTGAGE
LOCATION (STATE/COUNTY)            LOANS      LOANS          BALANCE       BALANCE    LTV RATIO (1)    RATE
-------------------------------------------------------------------------------------------------------------
CA                                  539        66.0%     $ 214,246,081      64.9%         54.7%        8.197%
    Los Angeles                     160        19.6         61,483,630      18.6          55.3         8.310
    Orange                           45         5.5         16,391,085       5.0          57.7         8.207
    Santa Clara                      22         2.7         12,771,865       3.9          57.3         7.685
    Alameda                          31         3.8         11,882,994       3.6          55.6         7.887
    Fresno                           25         3.1         10,862,406       3.3          60.3         8.020
    Other Counties                  256        31.3        100,854,100      30.6          52.8         8.247
WA                                  189        23.1         77,383,957      23.5          52.0         7.753
AZ                                   19         2.3         12,459,607       3.8          53.9         7.381
OR                                   31         3.8         11,530,261       3.5          53.8         7.674
TX                                   21         2.6          6,850,845       2.1          53.2         7.766
NV                                    9         1.1          4,544,836       1.4          57.9         7.576
ID                                    7         0.9          2,206,659       0.7          45.9         7.847
AK                                    2         0.2            770,591       0.2          68.2         8.177
-------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE              817       100.0%     $ 329,992,835     100.0%         54.0%        8.024%
-------------------------------------------------------------------------------------------------------------

(1) Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Original Appraisal Value.

- The Mortgaged Properties are located throughout 8 states.






This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999 - SL
CLASS A-1, A-2, A-3, A-4, A-5, A-6, A-1V, B, C, AND D CERTIFICATES $1,097,385,138 (APPROXIMATE)


MORTGAGE POOL CHARACTERISTICS - ADJUSTABLE RATE MORTGAGE LOANS

Cut-off Date Balance

                                                                                                 WEIGHTED     WEIGHTED
                                     NUMBER OF      % OF         AGGREGATE          % OF          AVERAGE      AVERAGE
                                     MORTGAGE     MORTGAGE     CUT-OFF DATE     INITIAL POOL   CUT-OFF DATE   MORTGAGE
CUT-OFF DATE BALANCE                   LOANS        LOANS         BALANCE          BALANCE     LTV RATIO (1)    RATE
----------------------------------------------------------------------------------------------------------------------
$43,862 to $249,999                     322          39.4%     $ 48,628,724          14.7%        48.2%         8.668%
$250,000 to $499,999                    268          32.8        95,576,197          29.0         52.3          8.131
$500,000 to $749,999                    117          14.3        72,587,217          22.0         56.9          7.942
$750,000 to $999,999                     65           8.0        56,175,187          17.0         56.1          7.789
$1,000,000 to $1,249,999                 18           2.2        19,681,978           6.0         53.5          7.904
$1,250,000 to $1,470,682                 27           3.3        37,343,531          11.3         57.3          7.485
----------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                  817         100.0%     $329,992,835         100.0%        54.0%         8.024%
----------------------------------------------------------------------------------------------------------------------

(1) Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Original Appraisal Value.

- The average Cut-off Date Balance is $403,908.





Cut-off Date Loan-to-Value Ratio

                                                                                                WEIGHTED      WEIGHTED
                                     NUMBER OF      % OF         AGGREGATE          % OF         AVERAGE       AVERAGE
                                     MORTGAGE     MORTGAGE     CUT-OFF DATE     INITIAL POOL  CUT-OFF DATE    MORTGAGE
CUT-OFF DATE LTV RATIO                 LOANS        LOANS         BALANCE          BALANCE    LTV RATIO (1)     RATE
----------------------------------------------------------------------------------------------------------------------
Less than 20.1%                          41           5.0%     $  8,998,592           2.7%        15.4%         8.168%
20.1% to 30.0%                           63           7.7        16,832,484           5.1         25.2          8.149
30.1% to 40.0%                           80           9.8        29,494,344           8.9         35.2          7.988
40.1% to 45.0%                           66           8.1        22,187,330           6.7         42.6          7.921
45.0% to 50.0%                           85          10.4        26,572,464           8.1         47.6          8.097
50.1% to 55.0%                           83          10.2        34,814,703          10.6         52.5          7.881
55.0% to 60.0%                          115          14.1        58,548,240          17.7         57.6          8.003
60.1% to 65.0%                          120          14.7        57,855,714          17.5         62.5          8.008
65.1% to 70.0%                          106          13.0        46,064,540          14.0         67.9          8.206
70.1% to 75.0%                           57           7.0        27,844,195           8.4         72.0          7.918
75.1% to 76.1%                            1           0.1           780,230           0.2         76.1          7.625
----------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                  817         100.0%     $329,992,835         100.0%        54.0%         8.024%
----------------------------------------------------------------------------------------------------------------------

(1) Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Original Appraisal Value.

- The weighted average Cut-off Date LTV Ratio is 54.0%.






This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999 - SL
CLASS A-1, A-2, A-3, A-4, A-5, A-6, A-1V, B, C, AND D CERTIFICATES $1,097,385,138 (APPROXIMATE)


MORTGAGE POOL CHARACTERISTICS - ADJUSTABLE RATE MORTGAGE LOANS

Estimated Current Loan-to-Value Ratio

                                                                                              WEIGHTED
                                                                                  % OF        AVERAGE       WEIGHTED
                                   NUMBER OF      % OF         AGGREGATE         INITIAL     ESTIMATED      AVERAGE
                                   MORTGAGE     MORTGAGE     CUT-OFF DATE         POOL        CURRENT       MORTGAGE
ESTIMATED CURRENT LTV RATIO (1)      LOANS        LOANS         BALANCE          BALANCE   LTV RATIO (2)      RATE
--------------------------------------------------------------------------------------------------------------------
LESS THAN 20.1%                        70           8.6%     $ 16,861,619           5.1%       14.8%         8.160%
20.1% to 30.0%                         94          11.5        27,445,765           8.3        25.4          8.112
30.1% to 40.0%                        179          21.9        62,831,695          19.0        35.5          8.095
40.1% to 45.0%                        101          12.4        42,732,170          12.9        42.8          7.934
45.1% to 50.0%                        115          14.1        56,305,042          17.1        47.5          8.077
50.1% to 55.0%                         98          12.0        45,255,724          13.7        52.3          8.203
55.1% to 60.0%                         64           7.8        29,836,455           9.0        57.3          7.945
60.1% to 65.0%                         37           4.5        21,252,456           6.4        62.6          7.720
65.1% to 70.0%                         32           3.9        14,262,167           4.3        67.7          7.834
70.1% to 75.0%                         25           3.1        12,306,312           3.7        72.7          7.633
75.1% to 77.6%                          2           0.2           903,431           0.3        76.6          7.808
--------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                817         100.0%     $329,992,835         100.0%       45.5%         8.024%
--------------------------------------------------------------------------------------------------------------------

(1) Estimated Current Appraisal Value is based on an extrapolation from a sample of broker price opinions (See Preliminary Prospectus Supplement).

(2) Estimated Current LTV Ratio is the ratio of Cut-off Date Balance to Estimated Current Appraisal Value.

- The weighted average Estimated Current LTV is 45.5%.


Maturity Date Loan-to-Value Ratio


                                                                                              WEIGHTED
                                                                                  % OF        AVERAGE       WEIGHTED
                                   NUMBER OF      % OF         AGGREGATE         INITIAL      MATURITY      AVERAGE
                                   MORTGAGE     MORTGAGE     CUT-OFF DATE         POOL         DATE         MORTGAGE
MATURITY DATE LTV RATIO              LOANS        LOANS         BALANCE          BALANCE   LTV RATIO (1)      RATE
--------------------------------------------------------------------------------------------------------------------
 0.0%-0.0%                            201          24.6%     $ 62,682,524          19.0%        0.0%         7.871%
 0.1% to 20.0%                         44           5.4        12,391,323           3.8        14.1          8.018
20.1% to 25.0%                         22           2.7         7,047,094           2.1        22.5          8.016
25.1% to 30.0%                         30           3.7         9,716,771           2.9        27.5          8.087
30.1% to 35.0%                         53           6.5        21,945,320           6.7        32.3          7.899
35.1% to 40.0%                         60           7.3        25,215,554           7.6        37.1          7.735
40.1% to 45.0%                         59           7.2        22,094,811           6.7        42.9          8.002
45.1% to 50.0%                         73           8.9        34,557,128          10.5        47.3          8.036
50.1% to 55.0%                         92          11.3        49,597,966          15.0        52.6          7.996
55.1% to 60.0%                         88          10.8        41,182,542          12.5        57.3          8.139
60.1% to 65.0%                         65           8.0        30,711,609           9.3        62.6          8.463
65.1% to 69.5%                         30           3.7        12,850,193           3.9        66.0          8.201
--------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                817         100.0%     $329,992,835         100.0%       38.1%         8.024%
--------------------------------------------------------------------------------------------------------------------

(1) Maturity Date LTV Ratio is the ratio of Maturity Date Balance to Original Appraisal Value.

- The weighted average Maturity Date LTV Ratio is 38.1%.

This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999 - SL
CLASS A-1, A-2, A-3, A-4, A-5, A-1V, B, C, AND D CERTIFICATES $1,097,385,138
(APPROXIMATE)

MORTGAGE POOL CHARACTERISTICS - ADJUSTABLE RATE MORTGAGE LOANS
Mortgage Rate

                                                                                            WEIGHTED        WEIGHTED
                                   NUMBER OF     % OF         AGGREGATE         % OF         AVERAGE        AVERAGE
                                   MORTGAGE    MORTGAGE     CUT-OFF DATE     INITIAL POOL  CUT-OFF DATE     MORTGAGE
MORTGAGE RATE                        LOANS      LOANS          BALANCE         BALANCE     LTV RATIO (1)      RATE
--------------------------------------------------------------------------------------------------------------------
Less than 7.500%                      119        14.6%      $ 77,065,817         23.4%          55.9%         7.196%
7.500% to 7.999%                      227        27.8        119,594,477         36.2           54.6          7.710
8.000% to 8.499%                      174        21.3         57,444,747         17.4           50.8          8.132
8.500% to 8.999%                       87        10.6         20,305,312          6.2           48.2          8.624
9.000% to 9.499%                       86        10.5         25,046,287          7.6           54.0          9.185
9.500% to 9.999%                       92        11.3         23,639,624          7.2           56.9          9.665
10.000% to 10.499%                     29         3.5          5,595,520          1.7           57.0         10.101
10.500% to 10.999%                      2         0.2          1,168,182          0.4           54.3         10.551
11.000% to 11.250%                      1         0.1            132,868          0.0           23.7         11.250
--------------------------------------------------------------------------------------------------------------------
Total / Weighted AVERAGE              817       100.0%      $329,992,836        100.0%          54.0%         8.024%
--------------------------------------------------------------------------------------------------------------------

(1) Cut-off Date LTV Ratio is the ratio of Cut-off Balance to Original Appraisal Value.

- The weighted average Mortgage Rate is 8.024%.

- The weighted average Administrative Fee Rate is 0.223%.

- The weighted average Net Mortgage Rate is 7.801%.


Seasoning

                                                                                          WEIGHTED       WEIGHTED
                                 NUMBER OF    % OF         AGGREGATE      % OF             AVERAGE        AVERAGE
                                 MORTGAGE    MORTGAGE    CUT-OFF DATE  INITIAL POOL      CUT-OFF DATE    MORTGAGE
SEASONING                          LOANS      LOANS         BALANCE      BALANCE         LTV RATIO (1)     RATE
--------------------------------------------------------------------------------------------------------------------
Less than 2.0 years                144        17.6%     $  77,025,514      23.3%            55.5%          7.540%
2.0 to 3.9 years                   217        26.6         90,797,085      27.5             55.6           7.678
4.0 to 5.9 years                   158        19.3         69,686,768      21.1             53.3           7.980
6.0 to 7.9 years                    59         7.2         22,946,762       7.0             50.1           7.953
8.0 to 9.9 years                    26         3.2          7,795,790       2.4             46.4           8.473
10.0 to 11.9 years                 107        13.1         32,301,366       9.8             54.6           9.385
12.0 to 13.9 years                  84        10.3         24,153,765       7.3             53.7           9.119
14.0 to 15.9 years                   4         0.5          1,644,209       0.5             47.0           7.470
16.0 to 17.9 years                   3         0.4            563,760       0.2             40.0           8.488
18.0 to 19.9 years                   5         0.6          1,187,458       0.4             33.9           8.025
20.0 to 24.9 years                  10         1.2          1,890,359       0.6             37.4           8.057
--------------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE           817       100.0%     $ 329,992,835     100.0%            54.0%          8.024%
--------------------------------------------------------------------------------------------------------------------

(1) Cut-off LTV is the ratio of the Cut-off Date Balance to the Original Appraisal Value.

- The weighted average Loan Age is 61 months.

This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999 - SL
CLASS A-1, A-2, A-3, A-4, A-5, A-1V, B, C, AND D CERTIFICATES
$1,097,385,138 (APPROXIMATE)

Mortgage Pool Characteristics - Adjustable Rate Mortgage Loans
Remaining Term

                                                                                          WEIGHTED       WEIGHTED
                                 NUMBER OF    % OF         AGGREGATE      % OF             AVERAGE        AVERAGE
                                 MORTGAGE    MORTGAGE    CUT-OFF DATE  INITIAL POOL      CUT-OFF DATE    MORTGAGE
REMAINING TERM                     LOANS      LOANS         BALANCE      BALANCE         LTV RATIO (1)     RATE
--------------------------------------------------------------------------------------------------------------------

Less than 2.0 years                 23         2.8%      $  7,996,953      2.4%               49.5%         8.139%
2.0 to 3.9 years                   215        26.3         74,411,838     22.5                52.9          8.529
4.0 to 5.9 years                   188        23.0         77,267,789     23.4                52.1          8.209
6.0 to 7.9 years                   150        18.4         66,908,650     20.3                55.2          7.756
8.0 to 9.9 years                   130        15.9         62,257,538     18.9                55.8          7.631
10.0 to 11.9 years                  30         3.7         10,210,829      3.1                54.6          7.966
12.0 to 13.9 years                  74         9.1         27,041,715      8.2                56.7          7.731
14.0 to 14.9 years                   7         0.9          3,897,523      1.2                52.3          7.520
--------------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE           817       100.0%      $329,992,835    100.0%               54.0%         8.024%
--------------------------------------------------------------------------------------------------------------------

(1) Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Original Appraisal Value.

-   The weighted average Remaining Term is 78 months.

Remaining Amortization Term

                                                                                          WEIGHTED       WEIGHTED
                                 NUMBER OF    % OF         AGGREGATE      % OF             AVERAGE        AVERAGE
                                 MORTGAGE    MORTGAGE    CUT-OFF DATE  INITIAL POOL      CUT-OFF DATE    MORTGAGE
REMAINING AMORTIZATION TERM        LOANS      LOANS         BALANCE      BALANCE         LTV RATIO (1)     RATE
-----------------------------------------------------------------------------------------------------------------

Less than 2.0 years                  2       0.2%        $    190,577       0.1%              11.9%        8.513%
2.0 to 3.9 years                    18       2.2            2,384,773       0.7               24.2         8.875
4.0 to 5.9 years                    22       2.7            5,157,867       1.6               29.5         8.434
6.0 to 7.9 years                    37       4.5            9,064,204       2.7               33.7         8.015
8.0 to 9.9 years                    48       5.9           15,539,014       4.7               39.5         7.737
10.0 to 11.9 years                  53       6.5           16,292,613       4.9               50.1         7.971
12.0 to 13.9 years                 103      12.6           40,754,802      12.4               54.1         7.775
14.0 to 15.9 years                  45       5.5           19,911,064       6.0               52.3         7.996
16.0 to 17.9 years                 118      14.4           41,946,555      12.7               55.5         8.464
18.0 to 19.9 years                 140      17.1           52,879,724      16.0               55.2         8.577
20.0 to 24.9 years                 166      20.3           93,059,623      28.2               57.0         7.788
25.0 to 29.9 years                  65       8.0           32,812,020       9.9               63.3         7.599
-----------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE           817     100.0%        $329,992,835     100.0%              54.0%        8.024%
-----------------------------------------------------------------------------------------------------------------

(1) Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Appraisal Value.

-   The weighted average Remaining Amortization Term is 217 months.

This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999 - SL
CLASS A-1, A-2, A-3, A-4, A-5, A-1V, B, C, AND D CERTIFICATES
$1,097,385,138 (APPROXIMATE)

MORTGAGE POOL CHARACTERISTICS - ADJUSTABLE RATE MORTGAGE LOANS
Adjustable Rate Indices

                                                                                           WEIGHTED       WEIGHTED
                                 NUMBER OF    % OF          AGGREGATE      % OF             AVERAGE        AVERAGE
                                 MORTGAGE    MORTGAGE     CUT-OFF DATE  INITIAL POOL      CUT-OFF DATE    MORTGAGE
ADJUSTABLE RATE INDICES            LOANS      LOANS          BALANCE      BALANCE         LTV RATIO (1)     RATE
-----------------------------------------------------------------------------------------------------------------

6 MONTH CD                         373        45.7%       $154,045,870     46.7%             53.8%         7.796%
6 Month LIBOR                      253        31.0         112,784,846     34.2              53.1          7.714
Prime                              176        21.5          50,200,199     15.2              55.6          9.513
3 Month LIBOR                       10         1.2           9,178,447      2.8              58.2          7.700
1 Month LIBOR                        3         0.4           2,360,796      0.7              62.8          7.625
1 Year CMT                           1         0.1           1,102,963      0.3              51.3          7.375
1 Year LIBOR                         1         0.1             319,715      0.1              32.0          8.000

--------------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE           817       100.0%       $329,992,835    100.0%             54.0%         8.024%
--------------------------------------------------------------------------------------------------------------------

(1) Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Original Appraisal Value.

Gross Margins

                                                                                           WEIGHTED      WEIGHTED
                                 NUMBER OF    % OF         AGGREGATE      % OF             AVERAGE        AVERAGE
                                 MORTGAGE    MORTGAGE    CUT-OFF DATE  INITIAL POOL      CUT-OFF DATE    MORTGAGE
GROSS MARGINS                      LOANS      LOANS         BALANCE      BALANCE         LTV RATIO (1)     RATE
-----------------------------------------------------------------------------------------------------------------

Less than 1.250%                     2         0.2%     $   1,410,200      0.4%              19.1%        7.277%
1.250% to 1.499%                    15         1.8         10,287,723      3.1               53.9         8.727
1.500% to 1.749%                    72         8.8         23,120,692      7.0               56.8         9.409
1.750% to 1.999%                    28         3.4         13,251,707      4.0               53.7         8.038
2.000% to 2.249%                   138        16.9         58,919,709     17.9               57.6         7.842
2.250% to 2.499%                   100        12.2         60,613,041     18.4               54.2         7.526
2.500% to 2.749%                   117        14.3         51,855,968     15.7               54.2         7.724
2.750% to 2.999%                   141        17.3         59,905,858     18.2               53.3         7.954
3.000% to 3.249%                   104        12.7         30,547,592      9.3               48.7         8.329
3.250% to 3.499%                    38         4.7         10,083,293      3.1               53.1         8.386
3.500% to 3.749%                    42         5.1          5,975,502      1.8               48.4         8.733
3.750% to 3.999%                    12         1.5          3,118,433      0.9               58.6         9.147
Greater than 3.999%                  8         1.0            903,117      0.3               35.3         9.698
--------------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE           817       100.0%     $ 329,992,835    100.0%              54.0%        8.024%
--------------------------------------------------------------------------------------------------------------------

(1) Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Original Appraisal Value.

- The weighted average gross margin is 2.402%.

- The weighted average net mortgage rate of the adjustable rate mortgage loans was 2.864% greater than one month LIBOR on March 31 1999.

This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-SL
CLASS A-1, A-2, A-3, A-4, A-5, A-6, A-1V, B, C, & D CERTIFICATES
$1,097,385,138 (APPROXIMATE)

AVAILABLE FUNDS CAP - CLASS A-IV

                      ASSUMPTIONS
Indices shift (see AFC Scenarios at right) in Period I and remain constant thereafter
Pre-payment speeds are 12% and 16% CPR for Loan Group I and Loan
Group 2
See Maturity Assumptions as defined in the Preliminary Prospectus
Supplement for other assumptions

Bond Class: A-1V
------------------------------------------------------------------------------------------------------------------------------
Period     Pay Date      I         II    Period     Pay Date      I        II       Period         Pay Date      I         II
------------------------------------------------------------------------------------------------------------------------------
   1       6/10/99     30.17%    30.17%    35       4/10/02     13.32     20.21        69          2/10/05     15.76     22.26
   2       7/10/99     13.10     14.25     36       5/10/02     13.77     20.88        70          3/10/05     17.61     24.77
   3       8/10/99     12.69     15.23     37       6/10/02     13.40     20.27        71          4/10/05     15.99     22.43
   4       9/10/99     12.72     16.41     38       7/10/02     13.87     20.96        72          5/10/05     16.65     23.27
   5      10/10/99     13.16     18.31     39       8/10/02     13.50     20.36        73          6/10/05     16.12     22.52
   6      11/10/99     12.70     18.86     40       9/10/02     13.60     20.44        74          7/10/05     16.74     23.32
   7      12/10/99     13.12     20.21     41      10/10/02     14.10     21.16        75          8/10/05     16.17     22.52
   8       1/10/00     12.73     19.60     42      11/10/02     13.73     20.54        76          9/10/05     16.14     22.48
   9       2/10/00     12.77     19.63     43      12/10/02     14.23     21.27        77         10/10/05     16.81     23.32
  10       3/10/00     13.68     21.01     44       1/10/03     13.85     20.66        78         11/10/05     16.45     22.70
  11       4/10/00     12.84     19.69     45       2/10/03     13.88     20.67        79         12/10/05     17.03     23.48
  12       5/10/00     13.28     20.36     46       3/10/03     15.37     22.89        80          1/10/06     16.32     22.56
  13       6/10/00     12.86     19.70     47       4/10/03     13.94     20.73        81          2/10/06     16.31     22.53
  14       7/10/00     13.31     20.37     48       5/10/03     14.46     21.46        82          3/10/06     17.98     24.88
  15       8/10/00     12.89     19.71     49       6/10/03     13.98     20.75        83          4/10/06     16.33     22.53
  16       9/10/00     12.93     19.73     50       7/10/03     14.60     21.60        84          5/10/06     16.97     23.34
  17      10/10/00     13.41     20.41     51       8/10/03     14.29     21.04        85          6/10/06     16.35     22.51
  18      11/10/00     12.99     19.76     52       9/10/03     14.39     21.13        86          7/10/06     17.30     23.59
  19      12/10/00     13.45     20.44     53      10/10/03     15.04     22.00        87          8/10/06     16.90     22.95
  20       1/10/01     13.01     19.77     54      11/10/03     14.65     21.37        88          9/10/06     16.98     23.00
  21       2/10/01     13.04     19.83     55      12/10/03     15.18     22.11        89         10/10/06     17.67     23.85
  22       3/10/01     14.46     22.00     56       1/10/04     14.78     21.47        90         11/10/06     17.18     23.12
  23       4/10/01     13.03     19.88     57       2/10/04     14.89     21.60        91         12/10/06     17.84     23.94
  24       5/10/01     13.48     20.58     58       3/10/04     15.96     23.10        92          1/10/07     17.44     23.31
  25       6/10/01     13.03     19.93     59       4/10/04     15.05     21.76        93          2/10/07     18.09     23.83
  26       7/10/01     13.48     20.65     60       5/10/04     15.66     22.57        94          3/10/07     20.87     27.31
  27       8/10/01     13.01     19.98     61       6/10/04     15.24     21.91        95          4/10/07     19.32     25.04
  28       9/10/01     13.01     19.98     62       7/10/04     15.79     22.66        96          5/10/07     20.46     26.25
  29      10/10/01     13.47     20.65     63       8/10/04     15.44     22.06        97          6/10/07     20.52     27.89
  30      11/10/01     13.07     20.01     64       9/10/04     15.58     22.17        98          7/10/07     26.74     36.43
  31      12/10/01     13.50     20.66     65      10/10/04     16.27     23.05        99          8/10/07     42.55     58.02
  32       1/10/02     13.11     20.04     66      11/10/04     15.80     22.33       100          9/10/07    519.74    444.70
  33       2/10/02     13.22     20.13     67      12/10/04     16.31     23.05
  34       3/10/02     14.64     22.28     68       1/10/05     15.78     22.29
------------------------------------------------------------------------------------------------------------------------------

AFC Scenarios          I          II
1m LIBOR             4.90%      13.00%
3m LIBOR             5.00%      13.00%
6m LIBOR             5.07%      13.00%
1y LIBOR             5.31%      13.00%
6m Treasury          4.68%      13.00%
1y CMT               4.73%      13.00%
Prime Rate           7.75%      16.00%
6m CD                4.97%      13.00%

This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-SL
CLASS A-1, A-2, A-3, A-4, A-5, A-6, A-1V B, C, & D CERTIFICATES
$1,097,385,138 (APPROXIMATE)

Price/Yield Tables

         The tables set forth hereafter show the corporate bond equivalent yield, modified duration, weighted average life, principal window, the first principal Distribution Date, as well as the final Distribution Date on which principal or interest, as applicable, is to be paid with respect to the Classes of Offered Certificates under various scenarios (all prepayment speeds being inclusive of repurchase of any Mortgage Loans due to conversion) and for a variety of purchase prices. Purchase prices are generally expressed in 32nds (i.e. 9-12 means 9-12/32) as a percentage of the related aggregate principal balance (the "Certificate Balance") of the relevant Class.
         The yields set forth in the following tables were calculated by determining the monthly discount rates which, when applied to the assumed stream of cash flows to be paid on each Class of Offered Certificates, would cause the discounted present value of such assumed stream of cash flows to equal the assumed purchase prices, plus accrued interest at the applicable pass-through rate from and including the Cut-Off Date but excluding the Delivery Date, and converting such monthly rates to semi-annual corporate bond equivalent rates. Assumed cash flows were determined based on actual loan terms, and the assumptions as to prepayments, set forth on the following page, and to the extent not inconsistent herewith, based on the Maturity Assumptions as defined in the Preliminary Prospectus Supplement dated May 10, 1999 with respect to the Offered Certificates. Such calculation does not take into account variations that may occur in the interest rates at which investors may be able to reinvest funds received by them as reductions of the Certificate Balances of the respective Classes of Offered Certificates and consequently does not purport to reflect the return on any investment in such Classes of Certificates when such reinvestment rates are considered. For purposes of these tables, "modified duration" has been calculated using Macaulay Duration. The Macaulay Duration is calculated as the present value weighted average time to receive future payments of principal and interest. Modified duration is calculated by dividing the Macaulay Duration by the appropriate semi-annual compounding factor. The duration of a security may be calculated according to various methodologies; accordingly, no representation is made by the Depositor, the Underwriters or any other person that the "modified duration" approach used herein is appropriate. Duration, like yield, will be affected by the prepayment rate of the Mortgage Loans and extensions in respect of Balloon Payments that actually occur during the life of the Offered Certificates and by the actual performance of the Mortgage Loans, all of which may differ, and may differ significantly, from the assumptions used in preparing the tables below. The modified duration shown in the following tables, in each case, relates to the yield shown immediately above such modified duration number.

This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-SL
CLASS A-1, A-2, A-3, A-4, A-5, A-6, A-1V, B, C, & D CERTIFICATES
$1,097,385,138 (APPROXIMATE)

Assumptions

PREPAYMENT SCENARIOS               SCENARIO 1         SCENARIO 2         SCENARIO 3          SCENARIO 4         SCENARIO 5
FIXED RATE LOANS CPR                  8%                  10%                12%                 14%                16%
ADJUSTABLE RATE LOANS CPR             12%                 14%                16%                 18%                20%

                                         FIXED RATE BONDS     VARIABLE RATE BONDS
SETTLEMENT DATE:                              5/28/99                5/28/99
INTEREST ACCRUED FROM:                         5/l/99                5/28/99
NEXT PAYMENT DATE:                            6/10/99                6/10/99

         TSY CURVE                    COLLATERAL INDICES
 Term (Years)    Yield (BEY)     1m LIBOR            4.901%
     0.5           4.681%        3m LIBOR            5.000%
       1           4.788%        6m LIBOR            5.071%
       2           5.180%        1y LIBOR            5.313%
       5           5.362%        6m Treasury         4.681%
      10           5.511%        1y CMT              4.730%
      30           5.793%        Prime Rate          7.750%
                                 16m CD              4.970%

                         OTHER
5% Cleanup Call is Not Exercised (Except for Class A-1V)
Prepay Rates are a Constant Percentage of CPR
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-SL
CLASS A-1, A-2, A-3, A-4, A-5, A-6, A-1V, B, C, & D CERTIFICATES
$1,097,385,138 (APPROXIMATE)

BOND CLASS: A-1

                          SCENARIO 1           SCENARIO 2          SCENARIO 3           SCENARIO 4           SCENARIO 5
                          ----------           ----------          ----------           ----------           ----------
        96-08                 10.02                10.51               11.01                11.51               12.03
        96-16                  9.74                10.19               10.65                11.12               11.60
        96-24                  9.45                 9.87               10.30                10.73               11.17
        97-00                  9.17                 9.55                9.94                10.34               10.75
        97-08                  8.89                 9.24                9.59                 9.95               10.32
        97-16                  8.61                 8.92                9.24                 9.57                9.90
        97-24                  8.33                 8.61                8.90                 9.19                9.48
        98-00                  8.05                 8.30                8.55                 8.80                9.06
        98-08                  7.78                 7.99                8.21                 8.43                8.65
        98-16                  7.51                 7.68                7.87                 8.05                8.24
        98-24                  7.23                 7.38                7.52                 7.67                7.83
        99-00                  6.96                 7.07                7.19                 7.30                7.42
        99-08                  6.69                 6.77                6.85                 6.93                7.01
        99-16                  6.42                 6.47                6.51                 6.56                6.61
        99-24                  6.15                 6.17                6.18                 6.19                6.21
        100-00                 5.89                 5.87                5.85                 5.83                5.81
        100-08                 5.62                 5.57                5.52                 5.47                5.41
        100-16                 5.36                 5.28                5.19                 5.10                5.02
        100-24                 5.10                 4.98                4.86                 4.75                4.62
        101-00                 4.84                 4.69                4.54                 4.39                4.23
        101-08                 4.58                 4.40                4.21                 4.03                3.84
        101-16                 4.32                 4.11                3.89                 3.68                3.46
        101-24                 4.06                 3.82                3.57                 3.33                3.07
        102-00                 3.80                 3.53                3.25                 2.98                2.69
        102-08                 3.55                 3.25                2.94                 2.63                2.31
        102-16                 3.29                 2.96                2.62                 2.28                1.93
        102-24                 3.04                 2.68                2.31                 1.93                1.56
        103-00                 2.79                 2.40                1.99                 1.59                1.18
        103-08                 2.54                 2.12                1.68                 1.25                0.81
        103-16                 2.29                 1.84                1.37                 0.91                0.44
        103-24                 2.04                 1.56                1.07                 0.57                0.07
WAL                            1.00                 0.89                0.80                 0.72                0.66
MOD DUR                        0.94                 0.84                0.75                 0.68                0.63
FIRSTPRINPAY                6/10/99              6/10/99             6/10/99              6/10/99             6/10/99
MATURITY                    7/10/01              4/10/01             2/10/01             12/10/00            10/10/00
PRIN WINDOW                   26                   23                  21                   19                  17

This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-SL
CLASS A-1, A-2, A-3, A-4, A-5, A-6, A-1V, B, C, & D CERTIFICATES
$1,097,385,138 (APPROXIMATE)

BOND CLASS: A-2

                          SCENARIO 1           SCENARIO 2           SCENARIO 3          SCENARIO 4           SCENARIO 5
                          ----------           ----------           ----------          ----------           ----------
       96-08                 7.81                 8.03                 8.25                8.49                 8.70
       96-16                 7.70                 7.90                 8.11                8.33                 8.52
       96-24                 7.59                 7.77                 7.96                8.17                 8.35
       97-00                 7.47                 7.65                 7.82                8.01                 8.18
       97-08                 7.36                 7.52                 7.68                7.85                 8.00
       97-16                 7.25                 7.40                 7.54                7.70                 7.83
       97-24                 7.14                 7.27                 7.40                7.54                 7.66
       98-00                 7.03                 7.14                 7.26                7.38                 7.48
       98-08                 6.92                 7.02                 7.12                7.22                 7.31
       98-16                 6.81                 6.90                 6.98                7.07                 7.14
       98-24                 6.71                 6.77                 6.84                6.91                 6.97
       99-00                 6.60                 6.65                 6.70                6.76                 6.80
       99-08                 6.49                 6.53                 6.56                6.60                 6.63
       99-16                 6.38                 6.40                 6.42                6.45                 6.47
       99-24                 6.28                 6.28                 6.29                6.29                 6.30
       100-00                6.17                 6.16                 6.15                6.14                 6.13
       100-08                6.06                 6.04                 6.01                5.99                 5.96
       100-16                5.96                 5.92                 5.88                5.83                 5.80
       100-24                5.85                 5.80                 5.74                5.68                 5.63
       101-00                5.74                 5.68                 5.61                5.53                 5.47
       101-08                5.64                 5.56                 5.47                5.38                 5.30
       101-16                5.53                 5.44                 5.34                5.23                 5.14
       101-24                5.43                 5.32                 5.21                5.08                 4.98
       102-00                5.33                 5.20                 5.07                4.93                 4.81
       102-08                5.22                 5.08                 4.94                4.78                 4.65
       102-16                5.12                 4.96                 4.81                4.64                 4.49
       102-24                5.01                 4.84                 4.68                4.49                 4.33
       103-00                4.91                 4.73                 4.54                4.34                 4.17
       103-08                4.81                 4.61                 4.41                4.19                 4.01
       103-16                4.71                 4.49                 4.28                4.05                 3.85
       103-24                4.60                 4.38                 4.15                3.90                 3.69
WAL                          2.61                 2.26                 2.00                1.77                 1.62
MOD DUR                      2.33                 2.05                 1.82                1.63                 1.49
FIRSTPRINPAY                7/10/01              4/10/01             2/10/01             12/10/00            10/10/00
MATURITY                   11/10/02              5/10/02            12/10/01              6/10/01             4/10/01
PRIN WINDOW                   17                   14                  11                    7                   7

This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-SL
CLASS A-1, A-2, A-3, A-4, A-5, A-6, A-1V, B, C, & D CERTIFICATES
$1,097,385,138 (APPROXIMATE)

BOND CLASS: A-3

                          SCENARIO 1           SCENARIO 2          SCENARIO 3           SCENARIO 4          SCENARIO 5
                          ----------           ----------          ----------           ----------          ----------
       96-08                 7.54                 7.69                7.86                 8.06                8.37
       96-16                 7.46                 7.60                7.76                 7.94                8.23
       96-24                 7.38                 7.52                7.66                 7.83                8.10
       97-00                 7.31                 7.43                7.56                 7.72                7.97
       97-08                 7.23                 7.34                7.46                 7.61                7.83
       97-16                 7.16                 7.26                7.37                 7.50                7.70
       97-24                 7.09                 7.17                7.27                 7.39                7.57
       98-00                 7.01                 7.09                7.17                 7.27                7.43
       98-08                 6.94                 7.00                7.08                 7.16                7.30
       98-16                 6.86                 6.92                6.98                 7.05                7.17
       98-24                 6.79                 6.83                6.89                 6.94                7.04
       99-00                 6.72                 6.75                6.79                 6.84                6.91
       99-08                 6.64                 6.67                6.69                 6.73                6.78
       99-16                 6.57                 6.58                6.60                 6.62                6.65
       99-24                 6.50                 6.50                6.50                 6.51                6.52
       100-00                6.42                 6.42                6.41                 6.40                6.39
       100-08                6.35                 6.34                6.32                 6.29                6.26
       100-16                6.28                 6.25                6.22                 6.19                6.13
       100-24                6.21                 6.17                6.13                 6.08                6.00
       101-00                6.14                 6.09                6.04                 5.97                5.88
       101-08                6.07                 6.01                5.94                 5.87                5.75
       101-16                5.99                 5.93                5.85                 5.76                5.62
       101-24                5.92                 5.85                5.76                 5.66                5.50
       102-00                5.85                 5.76                5.67                 5.55                5.37
       102-08                5.78                 5.68                5.58                 5.45                5.25
       102-16                5.71                 5.60                5.48                 5.34                5.12
       102-24                5.64                 5.52                5.39                 5.24                5.00
       103-00                5.57                 5.44                5.30                 5.13                4.87
       103-08                5.50                 5.36                5.21                 5.03                4.75
       103-16                5.43                 5.28                5.12                 4.93                4.62
       103-24                5.36                 5.21                5.03                 4.82                4.50
WAL                          4.03                 3.46                3.00                 2.59                2.13
MOD DUR                      3.44                 3.01                2.64                 2.31                1.93
FIRSTPRINPAY               11/10/02             5/10/02             12/10/01              6/10/01             4/10/01
MATURITY                    2/10/04             5/10/03             11/10/02              6/10/02             2/10/02
PRIN WINDOW                   16                  13                   12                   13                  11


This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-SL
CLASS A-1, A-2, A-3, A-4, A-5, A-6, A-1V, B, C, & D CERTIFICATES
$1,097,385,138 (APPROXIMATE)

BOND CLASS: A-4


                           SCENARIO 1          SCENARIO 2           SCENARIO 3          SCENARIO 4       SCENARIO 5
                           ----------          ----------           ----------          ----------       ----------
       96-08                  7.51                7.58                 7.67                7.77             7.88
       96-16                  7.46                7.52                 7.60                7.70             7.80
       96-24                  7.41                7.46                 7.54                7.63             7.72
       97-00                  7.35                7.41                 7.48                7.56             7.64
       97-08                  7.30                7.35                 7.41                7.49             7.57
       97-16                  7.25                7.29                 7.35                7.42             7.49
       97-24                  7.20                7.24                 7.29                7.35             7.41
       98-00                  7.15                7.18                 7.22                7.28             7.33
       98-08                  7.09                7.12                 7.16                7.21             7.26
       98-16                  7.04                7.07                 7.10                7.14             7.18
       98-24                  6.99                7.01                 7.04                7.07             7.10
       99-00                  6.94                6.96                 6.98                7.00             7.03
       99-08                  6.89                6.90                 6.92                6.93             6.95
       99-16                  6.84                6.85                 6.85                6.86             6.87
       99-24                  6.79                6.79                 6.79                6.80             6.80
       100-00                 6.74                6.74                 6.73                6.73             6.72
       100-08                 6.69                6.68                 6.67                6.66             6.65
       100-16                 6.64                6.63                 6.61                6.59             6.57
       100-24                 6.59                6.57                 6.55                6.52             6.50
       101-00                 6.54                6.52                 6.49                6.46             6.42
       101-08                 6.49                6.46                 6.43                6.39             6.35
       101-16                 6.44                6.41                 6.37                6.32             6.27
       101-24                 6.39                6.36                 6.31                6.26             6.20
       102-00                 6.34                6.30                 6.25                6.19             6.13
       102-08                 6.29                6.25                 6.19                6.12             6.05
       102-16                 6.24                6.20                 6.13                6.06             5.98
       102-24                 6.20                6.14                 6.07                5.99             5.91
       103-00                 6.15                6.09                 6.02                5.93             5.83
       103-08                 6.10                6.04                 5.96                5.86             5.76
       103-16                 6.05                5.98                 5.90                5.80             5.69
       103-24                 6.00                5.93                 5.84                5.73             5.62
WAL                           6.29                5.65                 5.00                4.39             3.89
MOD DUR                       4.95                4.53                 4.09                3.66             3.30
FIRSTPRINPAY                2/10/04              5/10/03            11/10/02              6/10/02          2/10/02
MATURITY                   11/10/06              6/10/06             2/10/06              4/10/05          9/10/04
PRIN WINDOW                   34                   38                  40                   35               32

This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-SL
CLASS A-1, A-2, A-3, A-4, A-5, A-6, A-1V, B, C, & D CERTIFICATES
$1,097,385,138 (APPROXIMATE)

BOND CLASS: A-5

                           SCENARIO 1           SCENARIO 2          SCENARIO 3           SCENARIO 4          SCENARIO 5
                           ----------           ----------          ----------           ----------          ----------
       96-08                  7.67                 7.70                7.72                 7.75                7.80
       96-16                  7.63                 7.65                7.67                 7.70                7.74
       96-24                  7.59                 7.61                7.63                 7.65                7.69
       97-00                  7.54                 7.56                7.58                 7.60                7.64
       97-08                  7.50                 7.52                7.53                 7.56                7.59
       97-16                  7.46                 7.47                7.49                 7.51                7.54
       97-24                  7.41                 7.43                7.44                 7.46                7.48
       98-00                  7.37                 7.38                7.39                 7.41                7.43
       98-08                  7.33                 7.34                7.35                 7.36                7.38
       98-16                  7.29                 7.29                7.30                 7.31                7.33
       98-24                  7.24                 7.25                7.26                 7.27                7.28
       99-00                  7.20                 7.21                7.21                 7.22                7.23
       99-08                  7.16                 7.16                7.17                 7.17                7.18
       99-16                  7.12                 7.12                7.12                 7.12                7.13
       99-24                  7.07                 7.08                7.08                 7.08                7.08
       100-00                 7.03                 7.03                7.03                 7.03                7.03
       100-08                 6.99                 6.99                6.99                 6.98                6.98
       100-16                 6.95                 6.95                6.94                 6.94                6.93
       100-24                 6.91                 6.90                6.90                 6.89                6.88
       101-00                 6.87                 6.86                6.85                 6.84                6.83
       101-08                 6.83                 6.82                6.81                 6.80                6.78
       101-16                 6.79                 6.77                6.76                 6.75                6.73
       101-24                 6.74                 6.73                6.72                 6.70                6.68
       102-00                 6.70                 6.69                6.68                 6.66                6.63
       102-08                 6.66                 6.65                6.63                 6.61                6.58
       102-16                 6.62                 6.61                6.59                 6.57                6.53
       102-24                 6.58                 6.56                6.54                 6.52                6.49
       103-00                 6.54                 6.52                6.50                 6.47                6.44
       103-08                 6.50                 6.48                6.46                 6.43                6.39
       103-16                 6.46                 6.44                6.41                 6.38                6.34
       103-24                 6.42                 6.40                6.37                 6.34                6.29
WAL                           8.07                 7.67                7.31                 6.89                6.37
MOD DUR                       5.96                 5.74                5.53                 5.29                4.96
FIRSTPRINPAY                11/10/06             6/10/06              2/10/06             4/10/05              9/10/04
MATURITY                     2/10/08             10/10/07             5/10/07             1/10/07              8/10/06
PRIN WINDOW                    16                   17                  16                  22                   24



This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-SL
CLASS A-1, A-2, A-3, A-4, A-5, A-6, A-1V, B, C, & D CERTIFICATES
$1,097,385,138 (APPROXIMATE)

BOND CLASS: A-6


                          SCENARIO 1           SCENARIO 2          SCENARIO 3           SCENARIO 4           SCENARIO 5
                          ----------           ----------          ----------           ----------           ----------
       96-08                 7.41                 7.43                7.44                 7.45                 7.47
       96-16                 7.36                 7.37                7.38                 7.39                 7.41
       96-24                 7.30                 7.31                7.32                 7.33                 7.35
       97-00                 7.24                 7.26                7.26                 7.27                 7.29
       97-08                 7.19                 7.20                7.21                 7.21                 7.23
       97-16                 7.13                 7.14                7.15                 7.16                 7.17
       97-24                 7.07                 7.08                7.09                 7.10                 7.11
       98-00                 7.02                 7.03                7.03                 7.04                 7.05
       98-08                 6.96                 6.97                6.97                 6.98                 6.99
       98-16                 6.91                 6.91                6.92                 6.92                 6.93
       98-24                 6.85                 6.86                6.86                 6.86                 6.87
       99-00                 6.80                 6.80                6.80                 6.81                 6.81
       99-08                 6.74                 6.74                6.75                 6.75                 6.75
       99-16                 6.69                 6.69                6.69                 6.69                 6.69
       99-24                 6.63                 6.63                6.63                 6.63                 6.63
       100-00                6.58                 6.58                6.58                 6.58                 6.58
       100-08                6.52                 6.52                6.52                 6.52                 6.52
       100-16                6.47                 6.47                6.46                 6.46                 6.46
       100-24                6.41                 6.41                6.41                 6.41                 6.40
       101-00                6.36                 6.36                6.35                 6.35                 6.34
       101-08                6.31                 6.30                6.30                 6.29                 6.29
       101-16                6.25                 6.25                6.24                 6.24                 6.23
       101-24                6.20                 6.19                6.19                 6.18                 6.17
       102-00                6.15                 6.14                6.13                 6.12                 6.12
       102-08                6.09                 6.08                6.08                 6.07                 6.06
       102-16                6.04                 6.03                6.02                 6.01                 6.00
       102-24                5.99                 5.98                5.97                 5.96                 5.95
       103-00                5.94                 5.92                5.91                 5.90                 5.89
       103-08                5.88                 5.87                5.86                 5.85                 5.84
       103-16                5.83                 5.82                5.81                 5.79                 5.78
       103-24                5.78                 5.76                5.75                 5.74                 5.72
WAL                          5.71                 5.58                5.48                 5.38                 5.26
MOD DUR                      4.57                 4.49                4.43                 4.36                 4.28
FIRSTPRINPAY                7/10/01              7/10/01             7/10/01              9/10/01            11/10/01
MATURITY                   12/10/07              8/10/07             4/10/07             10/10/06             6/10/06
PRIN WINDOW                   78                   74                  70                   62                  56

This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-SL
CLASS A-1, A-2, A-3, A-4, A-5, A-6, A-1V, B, C, & D CERTIFICATES
$1,097,385,138 (APPROXIMATE)

BOND CLASS: A-1V


                          SCENARIO 1           SCENARIO 2          SCENARIO 3           SCENARIO 4           SCENARIO 5
                          ----------           ----------          ----------           ----------           ----------
       96-08                 6.72                 6.79                6.87                 6.95                 7.04
       96-16                 6.63                 6.70                6.77                 6.85                 6.93
       96-24                 6.54                 6.61                6.67                 6.75                 6.82
       97-00                 6.45                 6.51                6.58                 6.64                 6.71
       97-08                 6.37                 6.42                6.48                 6.54                 6.60
       97-16                 6.28                 6.33                6.38                 6.44                 6.49
       97-24                 6.20                 6.24                6.29                 6.33                 6.38
       98-00                 6.11                 6.15                6.19                 6.23                 6.28
       98-08                 6.02                 6.06                6.09                 6.13                 6.17
       98-16                 5.94                 5.97                6.00                 6.03                 6.06
       98-24                 5.85                 5.88                5.90                 5.93                 5.96
       99-00                 5.77                 5.79                5.81                 5.83                 5.85
       99-08                 5.69                 5.70                5.72                 5.73                 5.75
       99-16                 5.60                 5.61                5.62                 5.63                 5.64
       99-24                 5.52                 5.52                5.53                 5.54                 5.54
       100-00                5.44                 5.44                5.44                 5.44                 5.44
       100-08                5.35                 5.35                5.34                 5.34                 5.33
       100-16                5.27                 5.26                5.25                 5.24                 5.23
       100-24                5.19                 5.18                5.16                 5.15                 5.13
       101-00                5.11                 5.09                5.07                 5.05                 5.03
       101-08                5.03                 5.00                4.98                 4.95                 4.93
       101-16                4.95                 4.92                4.89                 4.86                 4.83
       101-24                4.86                 4.83                4.80                 4.76                 4.73
       102-00                4.78                 4.75                4.71                 4.67                 4.63
       102-08                4.70                 4.66                4.62                 4.58                 4.53
       102-16                4.63                 4.58                4.53                 4.48                 4.43
       102-24                4.55                 4.50                4.44                 4.39                 4.33
       103-00                4.47                 4.41                4.35                 4.30                 4.23
       103-08                4.39                 4.33                4.27                 4.20                 4.14
       103-16                4.31                 4.25                4.18                 4.11                 4.04
       103-24                4.23                 4.16                4.09                 4.02                 3.94
WAL                          3.54                 3.32                3.13                 2.95                 2.78
MOD DUR                      3.02                 2.86                2.70                 2.56                 2.42
FIRSTPRINPAY                6/10/99              6/10/99             6/10/99              6/10/99             6/10/99
MATURITY                    4/10/08             12/10/07             9/10/07              5/10/07             1/10/07
PRIN WINDOW                   107                  103                 100                  96                  92


This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-SL
CLASS A-1, A-2, A-3, A-4, A-5, A-6, A-1V, B, C, & D CERTIFICATES
$1,097,385,138 (APPROXIMATE)

BOND CLASS: B


                          SCENARIO I           SCENARIO 2          SCENARIO 3           SCENARIO 4           SCENARIO 5
                          ----------           ----------          ----------           ----------           ----------
       96-08                 7.90                 7.94                7.98                 8.03                 8.06
       96-16                 7.85                 7.88                7.92                 7.96                 8.00
       96-24                 7.79                 7.82                7.86                 7.90                 7.93
       97-00                 7.73                 7.77                7.80                 7.83                 7.86
       97-08                 7.68                 7.71                7.74                 7.77                 7.79
       97-16                 7.62                 7.65                7.68                 7.70                 7.73
       97-24                 7.57                 7.59                7.61                 7.64                 7.66
       98-00                 7.51                 7.53                7.55                 7.57                 7.59
       98-08                 7.46                 7.47                7.49                 7.51                 7.53
       98-16                 7.40                 7.42                7.43                 7.45                 7.46
       98-24                 7.35                 7.36                7.37                 7.38                 7.40
       99-00                 7.29                 7.30                7.31                 7.32                 7.33
       99-08                 7.24                 7.25                7.25                 7.26                 7.26
       99-16                 7.19                 7.19                7.19                 7.20                 7.20
       99-24                 7.13                 7.13                7.13                 7.13                 7.14
       100-00                7.08                 7.08                7.07                 7.07                 7.07
       100-08                7.02                 7.02                7.02                 7.01                 7.01
       100-16                6.97                 6.96                6.96                 6.95                 6.94
       100-24                6.92                 6.91                6.90                 6.89                 6.88
       101-00                6.87                 6.85                6.84                 6.83                 6.81
       101-08                6.81                 6.80                6.78                 6.77                 6.75
       101-16                6.76                 6.74                6.72                 6.71                 6.69
       101-24                6.71                 6.69                6.67                 6.65                 6.63
       102-00                6.66                 6.63                6.61                 6.58                 6.56
       102-08                6.60                 6.58                6.55                 6.52                 6.50
       102-16                6.55                 6.52                6.49                 6.47                 6.44
       102-24                6.50                 6.47                6.44                 6.41                 6.38
       103-00                6.45                 6.42                6.38                 6.35                 6.31
       103-08                6.40                 6.36                6.32                 6.29                 6.25
       103-16                6.35                 6.31                6.27                 6.23                 6.19
       103-24                6.30                 6.26                6.21                 6.17                 6.13
WAL                          6.07                 5.74                5.41                 5.13                 4.88
MOD DUR                      4.64                 4.43                4.21                 4.02                 3.86
FIRSTPRINPAY                11/10/01             8/10/01              7/10/01             7/10/01              8/10/01
MATURITY                     7/10/08             4/10/08              1/10/08             9/10/07              5/10/07
PRIN WINDOW                    81                  81                   79                  75                   70


This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-SL
CLASS A-1, A-2, A-3, A-4, A-5, A-6, A-1V, B, C, & D CERTIFICATES
$1,097,385,138 (APPROXIMATE)

BOND CLASS: C



                          SCENARIO 1           SCENARIO 2          SCENARIO 3           SCENARIO 4          SCENARIO 5
                          ----------           ----------          ----------           ----------          ----------
       96-08                 8.16                 8.19                8.23                 8.27                8.31
       96-16                 8.10                 8.13                8.17                 8.21                8.24
       96-24                 8.04                 8.08                8.11                 8.14                8.17
       97-00                 7.99                 8.02                8.05                 8.08                8.11
       97-08                 7.93                 7.96                7.99                 8.01                8.04
       97-16                 7.88                 7.90                7.93                 7.95                7.97
       97-24                 7.82                 7.84                7.86                 7.89                7.91
       98-00                 7.77                 7.78                7.80                 7.82                7.84
       98-08                 7.71                 7.73                7.74                 7.76                7.78
       98-16                 7.66                 7.67                7.68                 7.70                7.71
       98-24                 7.60                 7.61                7.62                 7.64                7.65
       99-00                 7.55                 7.56                7.56                 7.57                7.58
       99-08                 7.49                 7.50                7.50                 7.51                7.52
       99-16                 7.44                 7.44                7.45                 7.45                7.45
       99-24                 7.39                 7.39                7.39                 7.39                7.39
       100-00                7.33                 7.33                7.33                 7.33                7.32
       100-08                7.28                 7.27                7.27                 7.27                7.26
       100-16                7.22                 7.22                7.21                 7.20                7.20
       100-24                7.17                 7.16                7.15                 7.14                7.13
       101-00                7.12                 7.11                7.10                 7.08                7.07
       101-08                7.07                 7.05                7.04                 7.02                7.01
       101-16                7.01                 7.00                6.98                 6.96                6.95
       101-24                6.96                 6.94                6.92                 6.90                6.88
       102-00                6.91                 6.89                6.87                 6.84                6.82
       102-08                6.86                 6.83                6.81                 6.78                6.76
       102-16                6.81                 6.78                6.75                 6.72                6.70
       102-24                6.75                 6.73                6.70                 6.67                6.64
       103-00                6.70                 6.67                6.64                 6.61                6.58
       103-08                6.65                 6.62                6.58                 6.55                6.52
       103-16                6.60                 6.57                6.53                 6.49                6.45
       103-24                6.55                 6.51                6.47                 6.43                6.39
WAL                          6.15                 5.85                5.54                 5.26                5.01
MOD DUR                      4.64                 4.44                4.24                 4.06                3.90
FIRSTPRINPAY                11/10/01             8/10/01              7/10/01             7/10/01              8/10/01
MATURITY                    9/10/08              7/10/08              5/10/08             2/10/08              9/10/07
PRIN WINDOW                    83                  84                   83                  80                   74

This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-SL
CLASS A-1, A-2, A-3, A-4, A-5, A-6, A-1V, B, C, & D CERTIFICATES
$1,097,385,138 (APPROXIMATE)

BOND CLASS: D


                          SCENARIO 1           SCENARIO 2          SCENARIO 3           SCENARIO 4           SCENARIO 5
                          ----------           ----------          ----------           ----------           ----------
       96-08                 9.24                 9.27                9.31                 9.34                 9.38
       96-16                 9.18                 9.21                9.24                 9.28                 9.31
       96-24                 9.12                 9.15                9.18                 9.21                 9.24
       97-00                 9.06                 9.09                9.12                 9.14                 9.17
       97-08                 9.00                 9.03                9.05                 9.08                 9.10
       97-16                 8.95                 8.97                8.99                 9.01                 9.04
       97-24                 8.89                 8.91                8.93                 8.95                 8.97
       98-00                 8.83                 8.85                8.87                 8.89                 8.90
       98-08                 8.78                 8.79                8.81                 8.82                 8.84
       98-16                 8.72                 8.73                8.74                 8.76                 8.77
       98-24                 8.66                 8.67                8.68                 8.69                 8.70
       99-00                 8.61                 8.61                8.62                 8.63                 8.64
       99-08                 8.55                 8.56                8.56                 8.57                 8.57
       99-16                 8.50                 8.50                8.50                 8.50                 8.51
       99-24                 8.44                 8.44                8.44                 8.44                 8.44
       100-00                8.39                 8.38                8.38                 8.38                 8.38
       100-08                8.33                 8.33                8.32                 8.32                 8.31
       100-16                8.28                 8.27                8.26                 8.26                 8.25
       100-24                8.22                 8.21                8.20                 8.19                 8.18
       101-00                8.17                 8.16                8.14                 8.13                 8.12
       101-08                8.11                 8.10                8.08                 8.07                 8.06
       101-16                8.06                 8.04                8.03                 8.01                 7.99
       101-24                8.00                 7.99                7.97                 7.95                 7.93
       102-00                7.95                 7.93                7.91                 7.89                 7.87
       102-08                7.90                 7.87                7.85                 7.83                 7.81
       102-16                7.84                 7.82                7.79                 7.77                 7.74
       102-24                7.79                 7.76                7.74                 7.71                 7.68
       103-00                7.74                 7.71                7.68                 7.65                 7.62
       103-08                7.68                 7.65                7.62                 7.59                 7.56
       103-16                7.63                 7.60                7.56                 7.53                 7.50
       103-24                7.58                 7.54                7.51                 7.47                 7.43
WAL                          6.21                 5.93                5.65                 5.39                 5.16
MOD DUR                      4.50                 4.32                4.15                 3.99                 3.84
FIRSTPRINPAY               11/10/01             8/10/01              7/10/01              7/10/01             7/10/01
MATURITY                   11/10/08            10/10/08              8/10/08              5/10/08             2/10/08
PRIN WINDOW                   85                  87                   86                   83                  80


This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


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